Exhibit 99.2
CEDAR SHOPPING CENTERS, INC.
Supplemental Financial Information
December 31, 2008
(unaudited)
Cedar Shopping Centers, Inc.
44 South Bayles Avenue
Port Washington, NY 11050-3765
Tel: (516) 767-6492 Fax: (516) 767-6497
www.cedarshoppingcenters.com

CEDAR SHOPPING CENTERS, INC.
Supplemental Financial Information
December 31, 2008
(unaudited)
TABLE OF CONTENTS

Disclosures	3-4
Summary Financial Data	5-6
Consolidated Balance Sheets	7
Consolidated Net Operating Income	8
Funds From Operations (“FFO”) and Other Financial Information	9
Consolidated Statements of Cash Flows	10
Same Property Analysis	11
Leasing Activity and Occupancy Statistics	12
Tenant and State Concentration	13
Lease Expirations	14
Properties:
Description	15-20
Carrying Values, Percent Occupied and Base Rent Per Leased Sq. Ft	21-24
Status of Development Projects	25
Debt Summary	26-28
Consolidated Joint Venture Properties	29-32

CEDAR SHOPPING CENTERS, INC.
Supplemental Financial Information
December 31, 2008
(unaudited)
Disclosures
Forward Looking Statements
     Statements made or incorporated by reference in this Supplemental Financial Information include certain “forward-looking statements”. Forward-looking statements include, without limitation, statements containing the words “anticipates”, “believes”, “expects”, “intends”, “future”, and words of similar import which express the Company’s beliefs, expectations or intentions regarding future performance or future events or trends. While forward-looking statements reflect good faith beliefs, expectations, or intentions, they are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors, which may cause actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements as a result of factors outside of the Company’s control. Certain factors that might cause such differences include, but are not limited to, the following: real estate investment considerations, such as the effect of economic and other conditions in general and in the Company’s market areas in particular; the financial viability of the Company’s tenants; the continuing availability of suitable acquisitions, and development and redevelopment opportunities, on favorable terms; the availability of equity and debt capital (including the availability of construction financing) in the public and private markets; the availability of suitable joint venture partners; changes in interest rates; the fact that returns from development, redevelopment and acquisition activities may not be at expected levels or at expected times; risks inherent in ongoing development and redevelopment projects including, but not limited to, cost overruns resulting from weather delays, changes in the nature and scope of development and redevelopment efforts, changes in governmental regulations relating thereto, and market factors involved in the pricing of material and labor; the need to renew leases or re-let space upon the expiration of current leases; and the financial flexibility to repay or refinance debt obligations when due.
Basis of Presentation
     The information contained in this Supplemental Financial Information is unaudited and does not purport to disclose all items required by accounting principles generally accepted in the United States (“GAAP”). The information contained herein should be read in conjunction with the Company’s Form 10-K for the year ended December 31, 2008.
     Cedar Shopping Centers Partnership, L.P. (the “Operating Partnership” or “OP”) is the entity through which the Company conducts substantially all of its business and owns (either directly or through subsidiaries) substantially all of its assets. At December 31, 2008, the Company owned a 95.7% economic interest in, and is the sole general partner of, the Operating Partnership. The limited partners’ interest in the Operating Partnership is evidenced by Operating Partnership Units (“OP Units”), which are economically equivalent to shares of the Company’s common stock and convertible into shares of the Company’s common stock at the option of the holders on a one-for-one basis. With respect to its ten consolidated operating joint ventures, the Company has general partnership interests of 20% (nine properties) and 75% (one property) and, as the Company is the sole general partner and exercises substantial operating control over these entities, the Company has determined, pursuant to EITF 04-05, that such partnerships should be included in the consolidated financial statements. The Company’s three 60%-owned joint ventures for development projects in Limerick, Pottsgrove and Stroudsburg,

Pennsylvania, are consolidated as they are deemed to be variable interest entities and the Company is the primary income or loss beneficiary in each case. In addition, the Company has a 76.3% interest in an unconsolidated joint venture which owns a single-tenant office property.
Use of Funds From Operations (“FFO”) as a Non-GAAP Financial Measure
     Funds From Operations (“FFO”) is a widely-recognized non-GAAP financial measure for REITs that the Company believes, when considered with financial statements determined in accordance with GAAP, is useful to investors in understanding financial performance and providing a relevant basis for comparison among REITs. In addition, FFO is useful to investors as it captures features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than do other depreciable assets. Investors should review FFO, along with GAAP net income, when trying to understand an equity REIT’s operating performance. The Company presents FFO because the Company considers it an important supplemental measure of its operating performance and believes that it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Among other things, the Company uses FFO or an adjusted FFO-based measure (1) as a criterion to determine performance-based bonuses for members of senior management, (2) in performance comparisons with other shopping center REITs, and (3) to measure compliance with certain financial covenants under the terms of the Loan Agreement relating to the Company’s secured revolving credit facility. The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income applicable to common shareholders (determined in accordance with GAAP), excluding gains or losses from debt restructurings and sales of properties, plus real estate-related depreciation and amortization, and after adjustments for partnerships and joint ventures (which are computed to reflect FFO on the same basis). FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income applicable to common shareholders or to cash flow from operating activities. FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. Although FFO is a measure used for comparability in assessing the performance of REITs, as the NAREIT White Paper only provides guidelines for computing FFO, the computation of FFO may vary from one company to another.

CEDAR SHOPPING CENTERS, INC.
Summary Financial Data

	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2008	2008	2008	2008	2007

Equity market capitalization (end of period):
8-7/8% Series A Cumulative Redeemable Preferred Stock shares outstanding	3,550,000	3,550,000	3,550,000	3,550,000	3,550,000
Closing market price	$13.88	$22.00	$24.40	$23.12	$23.50

Common shares outstanding	44,468,287	44,488,703	44,487,817	44,460,886	44,237,907
OP Units outstanding	2,017,451	2,018,537	2,019,623	2,029,623	2,032,881
Closing market price	$7.08	$13.22	$11.72	$11.68	$10.23

Equity market capitalization	$378,393,000	$692,926,000	$631,687,000	$625,085,000	$556,775,000
Pro rata share of outstanding debt	913,681,000	862,261,000	840,488,000	812,884,000	746,024,000

Total market capitalization	$1,292,074,000	$1,555,187,000	$1,472,175,000	$1,437,969,000	$1,302,799,000

Ratio of pro rata share of outstanding debt to total market capitalization	70.7%	55.4%	57.1%	56.5%	57.3%

Financial statement capitalization (end of period):
Limited partners’ interest in Operating Partnership	$23,546,000	$24,162,000	$24,414,000	$25,388,000	$25,689,000
Shareholders’ equity	524,027,000	537,738,000	544,735,000	551,617,000	558,154,000

	547,573,000	561,900,000	569,149,000	577,005,000	583,843,000
Pro rata share of total debt	913,681,000	862,261,000	840,488,000	812,884,000	746,024,000

Total financial statement capitalization	$1,461,254,000	$1,424,161,000	$1,409,637,000	$1,389,889,000	$1,329,867,000

Ratio of pro rata share of outstanding debt to total financial statement capitalization	62.5%	60.5%	59.6%	58.5%	56.1%

	Three months ended
	Dec 31, 2008	Sep 30, 2008	Jun 30, 2008	Mar 31, 2008	Dec 31, 2007

Total revenues	$44,608,000	$43,322,000	$42,915,000	$43,635,000	$43,462,000
Net income applicable to common shareholders	$2,885,000	$3,277,000	$1,224,000	$3,112,000	$3,591,000
Per common share (basic)	$0.06	$0.07	$0.03	$0.07	$0.08
Per common share (diluted)	$0.06	$0.07	$0.03	$0.07	$0.08
Dividends to common shareholders	$10,010,000	$10,010,000	$10,003,000	$10,004,000	$9,952,000
Per common share	$0.225	$0.225	$0.225	$0.225	$0.225
FFO	$14,285,000	$14,440,000	$14,417,000	$13,717,000	$15,569,000
Per common share/OP unit (basic)	$0.31	$0.31	$0.31	$0.30	$0.34
Per common share/OP unit (diluted)	$0.31	$0.31	$0.31	$0.30	$0.34

Weighted average number of common shares outstanding:
Shares used in determination of basic earnings per share	44,489,000	44,488,000	44,464,000	44,458,000	44,234,000
Additional shares for conversion of OP Units (basic)	2,018,000	2,019,000	2,029,000	2,030,000	1,989,000

Shares used in determination of FFO per share (basic)	46,507,000	46,507,000	46,493,000	46,488,000	46,223,000

Shares used in determination of diluted earnings per share	44,489,000	44,490,000	44,466,000	44,459,000	44,236,000
Additional shares for conversion of OP Units (diluted)	2,018,000	2,020,000	2,029,000	2,030,000	1,989,000

Shares used in determination of FFO per share (diluted)	46,507,000	46,510,000	46,495,000	46,489,000	46,225,000

CEDAR SHOPPING CENTERS, INC.
Summary Financial Data (Continued)

	Year ended Dec 31,
	2008	2007

Total revenues	$174,480,000	$154,448,000
Net income applicable to common shareholders	$10,498,000	$14,092,000
Per common share (basic)	$0.24	$0.32
Per common share (diluted)	$0.24	$0.32
Dividends to common shareholders	$40,027,000	$39,775,000
Per common share	$0.900	$0.900
FFO	$56,859,000	$56,190,000
Per common share/OP unit (basic)	$1.22	$1.22
Per common share/OP unit (diluted)	$1.22	$1.22

Weighted average number of common shares outstanding:
Shares used in determination of basic earnings per share	44,475,000	44,193,000
Additional shares for conversion of OP Units (basic)	2,024,000	1,985,000

Shares used in determination of FFO per share (basic)	46,499,000	46,178,000

Shares used in determination of diluted earnings per share	44,475,000	44,197,000
Additional shares for conversion of OP Units (diluted)	2,024,000	1,990,000

Shares used in determination of FFO per share (diluted)	46,499,000	46,187,000

	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2008	2008	2008	2008	2007

Real estate, net	$1,634,981,000	$1,571,206,000	$1,563,229,000	$1,529,249,000	$1,492,276,000
Land and related costs held for sale	2,266,000	2,701,000	2,686,000	2,681,000	2,652,000
Investment in unconsolidated joint venture	4,976,000	4,902,000	4,791,000	3,775,000	3,757,000
Other assets	84,905,000	91,328,000	83,913,000	93,713,000	96,299,000

Total assets	$1,727,128,000	$1,670,137,000	$1,654,619,000	$1,629,418,000	$1,594,984,000

Total debt	$1,013,473,000	$957,551,000	$934,648,000	$903,691,000	$851,514,000
Other liabilities	107,932,000	91,894,000	92,134,000	91,053,000	97,225,000
Minority interests in consolidated joint ventures	58,150,000	58,792,000	58,688,000	57,669,000	62,402,000
Limited partners’ interest in Operating Partnership	23,546,000	24,162,000	24,414,000	25,388,000	25,689,000
Shareholders’ equity	524,027,000	537,738,000	544,735,000	551,617,000	558,154,000

Total liabilities and equity	$1,727,128,000	$1,670,137,000	$1,654,619,000	$1,629,418,000	$1,594,984,000

Fixed-rate mortgages	$655,681,000	$641,499,000	$677,281,000	$676,951,000	$656,320,000
Variable-rate mortgages	53,302,000	41,362,000	2,977,000	—	4,754,000

Total mortgages	708,983,000	682,861,000	680,258,000	676,951,000	661,074,000
Secured revolving credit facilities	304,490,000	274,690,000	254,390,000	226,740,000	190,440,000

Total debt	$1,013,473,000	$957,551,000	$934,648,000	$903,691,000	$851,514,000

Pro rata share of total debt	$913,681,000	$862,261,000	$840,488,000	$812,884,000	$746,024,000

Weighted average interest rates:
Fixed-rate mortgages	5.8%	5.7%	5.8%	5.8%	5.7%
Variable-rate mortgages	4.4%	5.4%	4.4%	—	7.7%
Total mortgages	5.7%	5.7%	5.8%	5.8%	5.7%
Secured variable-rate revolving credit facilities	2.8%	4.1%	3.6%	4.0%	6.2%
Total debt	4.8%	5.2%	5.2%	5.3%	5.8%

CEDAR SHOPPING CENTERS, INC.
Consolidated Balance Sheets

	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2008	2008	2008	2008	2007

Assets:
Real estate:
Land	$379,780,000	$367,833,000	$368,173,000	$347,655,000	$313,959,000
Buildings and improvements	1,402,198,000	1,339,198,000	1,320,079,000	1,295,843,000	1,281,938,000

	1,781,978,000	1,707,031,000	1,688,252,000	1,643,498,000	1,595,897,000
Less accumulated depreciation	(146,997,000)	(135,825,000)	(125,023,000)	(114,249,000)	(103,621,000)

Real estate, net	1,634,981,000	1,571,206,000	1,563,229,000	1,529,249,000	1,492,276,000

Land and related costs held for sale	2,266,000	2,701,000	2,686,000	2,681,000	2,652,000
Investment in unconsolidated joint venture	4,976,000	4,902,000	4,791,000	3,775,000	3,757,000

Cash and cash equivalents	6,334,000	5,989,000	7,203,000	14,434,000	20,307,000
Restricted cash	14,004,000	14,015,000	16,260,000	16,042,000	14,857,000
Cash at consolidated joint ventures	1,897,000	3,961,000	3,248,000	3,130,000	2,982,000
Receivables:
Rents and other receivables, net	5,818,000	7,861,000	6,920,000	9,149,000	7,640,000
Straight-line rents receivable	14,322,000	13,582,000	12,927,000	12,157,000	11,446,000
Other assets	9,403,000	12,660,000	6,282,000	10,212,000	9,588,000
Deferred charges, net:
Leasing costs	19,464,000	19,496,000	20,094,000	19,299,000	19,417,000
Financing costs	11,168,000	11,078,000	8,982,000	7,290,000	7,941,000
Other	2,495,000	2,686,000	1,997,000	2,000,000	2,121,000

Total assets	$1,727,128,000	$1,670,137,000	$1,654,619,000	$1,629,418,000	$1,594,984,000

Liabilities and shareholders’ equity:
Mortgage loans payable	$708,983,000	$682,861,000	$680,258,000	$676,951,000	$661,074,000
Secured revolving credit facilities	304,490,000	274,690,000	254,390,000	226,740,000	190,440,000
Accounts payable and accrued expenses	36,068,000	17,145,000	13,602,000	12,585,000	17,036,000
Tenant prepayments and security deposits	10,480,000	9,500,000	9,810,000	10,668,000	9,032,000
Unamortized intangible lease liabilities	61,384,000	65,249,000	68,722,000	67,800,000	71,157,000

Total liabilities	1,121,405,000	1,049,445,000	1,026,782,000	994,744,000	948,739,000

Minority interests in consolidated joint ventures	58,150,000	58,792,000	58,688,000	57,669,000	62,402,000
Limited partners’ interest in Operating Partnership	23,546,000	24,162,000	24,414,000	25,388,000	25,689,000

Shareholders’ equity	524,027,000	537,738,000	544,735,000	551,617,000	558,154,000

Total liabilities and equity	$1,727,128,000	$1,670,137,000	$1,654,619,000	$1,629,418,000	$1,594,984,000

CEDAR SHOPPING CENTERS, INC.
Consolidated Net Operating Income

	Three months ended
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2008	2008	2008	2008	2007

Revenues:
Rents:
Base rents	$30,830,000	$30,274,000	$30,251,000	$29,897,000	$29,166,000
Percentage rents	745,000	609,000	127,000	372,000	885,000
Straight-line rents	740,000	655,000	770,000	711,000	765,000
Amortization of intangible lease liabilities	4,032,000	3,473,000	3,504,000	3,400,000	3,268,000

	36,347,000	35,011,000	34,652,000	34,380,000	34,084,000
Expense recoveries	7,941,000	7,800,000	8,088,000	9,048,000	8,171,000
Other	320,000	511,000	175,000	207,000	1,207,000

	44,608,000	43,322,000	42,915,000	43,635,000	43,462,000

Expenses:
Operating, maintenance and management	7,539,000	6,974,000	7,114,000	8,210,000	6,596,000
Real estate and other property- related taxes	5,221,000	4,994,000	4,758,000	4,701,000	4,915,000

	12,760,000	11,968,000	11,872,000	12,911,000	11,511,000

Net operating income	31,848,000	31,354,000	31,043,000	30,724,000	31,951,000

Other income (expense):
General and administrative	(2,273,000)	(2,654,000)	(2,323,000)	(2,191,000)	(1,976,000)
Depreciation and amortization	(12,270,000)	(11,996,000)	(14,007,000)	(11,529,000)	(12,239,000)
Interest expense	(13,150,000)	(12,480,000)	(12,192,000)	(12,048,000)	(12,608,000)
Amortization of deferred financing costs	(959,000)	(801,000)	(504,000)	(514,000)	(474,000)
Capitalization of interest expense and financing costs	2,058,000	2,038,000	1,417,000	1,178,000	1,076,000
Interest income	14,000	35,000	77,000	158,000	208,000
Equity in income of unconsolidated joint venture	274,000	310,000	222,000	150,000	171,000
Minority interests in consolidated joint ventures	(557,000)	(412,000)	(482,000)	(706,000)	(387,000)
Limited partners’ interest in consolidated OP	(130,000)	(148,000)	(56,000)	(143,000)	(161,000)

Net income	4,855,000	5,246,000	3,195,000	5,079,000	5,561,000

Preferred distribution requirements	(1,970,000)	(1,969,000)	(1,971,000)	(1,967,000)	(1,970,000)

Net income applicable to common shareholders	2,885,000	3,277,000	1,224,000	3,112,000	3,591,000

Net operating income/Revenues	71%	72%	72%	70%	74%
Expense recovery percentage (a)	72%	75%	79%	78%	77%

(a)	The expense recovery percentage is computed by dividing expense recoveries by the sum of direct property-specific operating, maintenance, management and real estate tax expenses. Such expenses exclude (i) non-recoverable expenses, principally the net provision for doubtful accounts in the amounts of $821,000, $412,000, $535,000, $139,000 and $230,000, respectively, and (ii) unallocated property and construction management compensation and benefits (including stock-based compensation).

CEDAR SHOPPING CENTERS, INC.
Funds From Operations (“FFO”) And Other Financial Information

	Three months ended
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2008	2008	2008	2008	2007

Net income applicable to common shareholders	$2,885,000	$3,277,000	$1,224,000	$3,112,000	$3,591,000
Add (deduct):
Real estate depreciation and amortization	12,200,000	11,921,000	13,939,000	11,461,000	12,171,000
Limited partners’ interest	130,000	148,000	56,000	143,000	161,000
Minority interests in consolidated joint ventures	557,000	412,000	482,000	706,000	387,000
Minority interests’ share of FFO applicable to consolidated joint ventures	(1,568,000)	(1,368,000)	(1,417,000)	(1,781,000)	(774,000)
Equity in (income) of unconsolidated joint venture	(274,000)	(310,000)	(222,000)	(150,000)	(171,000)
FFO from unconsolidated joint venture	355,000	360,000	355,000	226,000	204,000

Funds From Operations	$14,285,000	$14,440,000	$14,417,000	$13,717,000	$15,569,000

FFO per common share, assuming OP Unit conversion:
Basic	$0.31	$0.31	$0.31	$0.30	$0.34

Diluted	$0.31	$0.31	$0.31	$0.30	$0.34

Weighted average number of common shares outstanding:
Shares used in determination of basic earnings per share	44,489,000	44,488,000	44,464,000	44,458,000	44,234,000
Additional shares assuming conversion of OP Units (basic)	2,018,000	2,019,000	2,029,000	2,030,000	1,989,000

Shares used in determination of FFO per share (basic)	46,507,000	46,507,000	46,493,000	46,488,000	46,223,000

Shares used in determination of diluted earnings per share	44,489,000	44,490,000	44,466,000	44,459,000	44,236,000
Additional shares assuming conversion of OP Units (diluted)	2,018,000	2,020,000	2,029,000	2,030,000	1,989,000

Shares used in determination of FFO per share (diluted)	46,507,000	46,510,000	46,495,000	46,489,000	46,225,000

Other Financial Information (Pro Rata Share):
Capital expenditures, tenant improvements, and leasing commissions:
First generation (a)	$37,877,000	$20,360,000	$28,858,000	$31,270,000	$3,296,000

Second generation (b)	$1,484,000	$1,089,000	$1,247,000	$1,205,000	$1,536,000

Capitalized interest and financing costs	$2,058,000	$2,038,000	$1,417,000	$1,176,000	$1,072,000

Scheduled debt amortization payments:
Stated contract amounts	$1,787,000	$1,678,000	$1,728,000	$1,785,000	$1,785,000

Carrying value amounts	$1,921,000	$1,877,000	$1,956,000	$1,982,000	$2,050,000

Straight-line rents	$556,000	$501,000	$588,000	$539,000	$697,000

Amortization of intangible lease liabilities	$3,441,000	$3,349,000	$3,377,000	$3,237,000	$3,229,000

Non-real estate amortization	$607,000	$477,000	$438,000	$442,000	$133,000

Stock-based compensation (credited) charged to operations	$(1,139,000)	$897,000	$607,000	$734,000	$(150,000)

	As of
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2008	2008	2008	2008	2007

Projects under development, land held for future expansion and development, and other real estate out of service (at cost)(c)	$185,837,000	$147,797,000	$134,496,000	$111,135,000	$68,093,000

(a)	First generation refers to expenditures related to development/redevelopment and expansion properties.

(b)	Second generation refers to expenditures related to stabilized properties.

(c)	Real estate out of service includes the applicable portions of development/redevelopment and expansion properties.

CEDAR SHOPPING CENTERS, INC.
Consolidated Statements of Cash Flows

	Three months ended
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
	2008	2008	2008	2008	2007

Cash flow from operating activities:
Net income	$4,855,000	$5,246,000	$3,195,000	$5,079,000	$5,561,000
Adjustments to reconcile net income to net cash provided by operating activities:
Non-cash provisions:
Earnings in excess of distributions of consolidated joint venture minority interests	(1,271,000)	412,000	482,000	467,000	121,000
Equity in income of unconsolidated joint venture	(274,000)	(310,000)	(222,000)	(150,000)	(171,000)
Distributions from unconsolidated joint venture	200,000	200,000	302,000	132,000	132,000
Limited partners’ interest	130,000	148,000	56,000	143,000	161,000
Straight-line rents receivable	(740,000)	(655,000)	(770,000)	(711,000)	(765,000)
Depreciation and amortization	12,270,000	11,996,000	14,007,000	11,529,000	12,239,000
Amortization of intangible lease liabilities	(4,032,000)	(3,473,000)	(3,504,000)	(3,400,000)	(3,268,000)
Amortization relating to stock-based compensation	(1,139,000)	897,000	607,000	734,000	(150,000)
Amortization of deferred financing costs	563,000	428,000	396,000	403,000	81,000
Increases/decreases in operating assets and liabilities:
Cash at consolidated joint ventures	2,064,000	(713,000)	(118,000)	(148,000)	(976,000)
Rents and other receivables, net	2,043,000	(941,000)	2,229,000	(1,509,000)	(1,649,000)
Other	3,188,000	(3,302,000)	539,000	(272,000)	1,078,000
Accounts payable and accrued expenses	2,288,000	938,000	(1,056,000)	(86,000)	2,279,000

Net cash provided by operating activities	20,145,000	10,871,000	16,143,000	12,211,000	14,673,000

Cash flow from investing activities:
Expenditures for real estate and improvements	(60,410,000)	(20,562,000)	(20,483,000)	(29,956,000)	(53,483,000)
Purchase of consolidated joint venture minority interests	—	—	—	(17,454,000)	—
Investment in unconsolidated joint venture	—	(3,000)	(1,094,000)	—	—
Construction escrows and other	(210,000)	544,000	(237,000)	(1,062,000)	(3,894,000)

Net cash (used in) investing activities	(60,620,000)	(20,021,000)	(21,814,000)	(48,472,000)	(57,377,000)

Cash flow from financing activities:
Net advances from revolving credit facilities	29,800,000	20,300,000	27,650,000	36,300,000	3,550,000
Proceeds from mortgage financings	25,791,000	53,385,000	62,000	27,500,000	8,800,000
Mortgage repayments	(2,477,000)	(50,782,000)	(14,911,000)	(25,147,000)	(7,709,000)
Payments/refund of deferred financing costs, net	(650,000)	(2,524,000)	(2,088,000)	200,000	(1,137,000)
Contributions from minority interest partners, net of joint venture cash at dates of formation	2,123,000	(9,000)	276,000	3,993,000	50,733,000
Distributions to consolidated joint venture minority interests in excess of earnings	(1,333,000)	—	—	(27,000)	—
Redemption of Operating Partnership Units	—	—	(122,000)	—	—
Distributions to limited partners	(454,000)	(455,000)	(456,000)	(457,000)	(452,000)
Preferred distribution requirements	(1,970,000)	(1,969,000)	(1,968,000)	(1,970,000)	(1,970,000)
Distributions to common shareholders	(10,010,000)	(10,010,000)	(10,003,000)	(10,004,000)	(9,952,000)

Net cash provided by (used in) financing activities	40,820,000	7,936,000	(1,560,000)	30,388,000	41,863,000

Net increase (decrease) in cash and cash equivalents	345,000	(1,214,000)	(7,231,000)	(5,873,000)	(841,000)
Cash and cash equivalents at beginning of period	5,989,000	7,203,000	14,434,000	20,307,000	21,148,000

Cash and cash equivalents at end of period	$6,334,000	$5,989,000	$7,203,000	$14,434,000	$20,307,000

CEDAR SHOPPING CENTERS, INC.
Same Property Analysis

	Three months ended Dec 31,		Year ended Dec 31,
	2008	2007	2008	2007

The number of properties that were owned throughout each of the comparative periods	111	111	96	96

Revenues:
Rents:
Base rents	$28,669,000	$28,500,000	$98,125,000	$97,542,000
Percentage rents	592,000	845,000	1,486,000	2,140,000
Straight-line rents	666,000	747,000	1,884,000	2,953,000
Amortization of intangible lease liabilities	3,299,000	2,829,000	9,066,000	9,296,000

	33,226,000	32,921,000	110,561,000	111,931,000
Expense recoveries (a)	7,267,000	7,885,000	26,156,000	26,988,000
Other	322,000	1,206,000	863,000	1,722,000

Total revenues	40,815,000	42,012,000	137,580,000	140,641,000

Operating expenses (a):
Operating, maintenance and management	6,678,000	6,191,000	22,808,000	22,101,000
Real estate and other property-related taxes	4,596,000	4,609,000	14,914,000	14,453,000

Total expenses	11,274,000	10,800,000	37,722,000	36,554,000

Net operating income	$29,541,000	$31,212,000	$99,858,000	$104,087,000

Increase/(decrease) period over period
Revenues:
Rents:
Base rents	$169,000	0.6%	$583,000	0.6%
Percentage rents	(253,000)	-29.9%	(654,000)	-30.6%
Straight-line rents	(81,000)	-10.8%	(1,069,000)	-36.2%
Amortization of intangible lease liabilities	470,000	16.6%	(230,000)	-2.5%

	305,000	0.9%	(1,370,000)	-1.2%
Expense recoveries	(618,000)	-7.8%	(832,000)	-3.1%
Other	(884,000)	-73.3%	(859,000)	-49.9%

Total revenues	(1,197,000)	-2.8%	(3,061,000)	-2.2%

Expenses:
Operating, maintenance and management	487,000	7.9%	707,000	3.2%
Real estate and other property-related taxes	(13,000)	-0.3%	461,000	3.2%

Total expenses	474,000	4.4%	1,168,000	3.2%

Net operating income	$(1,671,000)	-5.4%	$(4,229,000)	-4.1%

Percent occupied at end of period	92.1%	92.6%	91.5%	92.2%

Expense recovery percentage (a)	71.9%	76.3%	74.8%	77.5%

(a)	The expense recovery percentage is computed by dividing expense recoveries by the sum of direct property-specific operating, maintenance, management and real estate tax expenses. Such expenses exclude non-recoverabele expenses, principally the net provision for doubtful accounts in the amounts of $762,000, $201,000, $1,427,000 and $780,000, respectively.

CEDAR SHOPPING CENTERS, INC.
Leasing Activity and Occupancy Statistics (a)(b)

	Three months ended
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2008	2008	2008	2008	2007

Renewals

Number of leases	61	27	29	42	32
Aggregate square feet	321,000	84,000	78,000	188,000	106,000
Average square feet	5,262	3,111	2,690	4,476	3,313
Average expiring base rent psf	$11.87	$15.63	$12.80	$11.10	$10.53
Average new base rent psf	$13.19	$17.23	$14.42	$12.44	$11.88
% increase in base rent	11.12%	10.24%	12.66%	12.07%	12.82%

New leases

Number of leases	20	22	5	9	7
Aggregate square feet	67,000	94,000	16,000	30,000	20,000
Average square feet	3,350	4,273	3,200	3,333	2,857
Average new base rent psf	$13.42	$17.59	$18.47	$20.14	$12.13

Terminated leases

Number of leases	18	16	15	13	14
Aggregate square feet	52,000	49,000	75,000	122,000	81,000
Average square feet	2,889	3,063	5,000	9,385	5,786
Average old base rent psf	$13.34	$14.25	$10.26	$5.39	$9.64

	As of
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2008	2008	2008	2008	2007

Occupancy statistics
Stabilized properties:
Wholly-owned	95%	95%	96%	96%	96%
Consolidated joint ventures	97%	98%	96%	96%	98%

Total stabilized properties	95%	96%	96%	96%	96%

Development/redevelopment and other non-stabilized properties	65%	66%	68%	68%	67%

Total operating portfolio	92%	92%	92%	92%	93%

(a)	New leases do not necessarily replace specific terminated leases within any quarterly period and, accordingly, the amounts shown may relate to properties with substantially lower rents, as in premises in low-density population areas, as compared to premises in major urban or suburban areas.

(b)	With the high occupancy levels for the Company’s portfolio on an overall basis, leasing activity for the indicated square footage amounts represent a small percentage of the total portfolio.

CEDAR SHOPPING CENTERS, INC.
Tenant And State Concentration
As of December 31, 2008

	Number				Annualized	Percentage
	of			Annualized	base rent	annualized
Tenant	stores	GLA	% of GLA	base rent	per sq ft	base rents

Top ten tenants (a):
Giant Foods (b)	19	1,137,000	9.4%	$16,816,000	$14.79	13.6%
Discount Drug Mart	18	454,000	3.7%	4,261,000	9.39	3.4%
Farm Fresh (b)	6	364,000	3.0%	3,768,000	10.35	3.0%
Stop & Shop (b)	5	325,000	2.7%	3,494,000	10.75	2.8%
CVS	14	150,000	1.2%	2,953,000	19.69	2.4%
Shaw’s (b)	4	241,000	2.0%	2,676,000	11.10	2.2%
LA Fitness	4	168,000	1.4%	2,422,000	14.42	2.0%
Staples	7	151,000	1.2%	2,091,000	13.85	1.7%
Food Lion (b)	7	243,000	2.0%	1,921,000	7.91	1.6%
Burlington Coat Factory	2	306,000	2.5%	1,680,000	5.49	1.4%

Sub-total top ten tenants	86	3,539,000	29.1%	42,082,000	11.89	34.0%

Remaining tenants	1,130	7,673,000	63.2%	81,564,000	10.63	66.0%

Sub-total all tenants	1,216	11,212,000	92.3%	123,646,000	11.03	100.0%

Vacant space (c)	n/a	935,000	7.7%	n/a	n/a	n/a

Total (including vacant space)	1,216	12,147,000	100.0%	$123,646,000	$10.18	n/a

(a)	Based on annualized base rent.

(b)	Several of the tenants listed above share common ownership with other tenants including, without limitation, (1) Giant Foods and Stop & Shop, (2) Farm Fresh, Shaw’s, Shop ‘n Save (GLA of 53,000; annualized base rent of $505,000), Shoppers Food Warehouse (GLA of 59,000; annualized base rent of $939,000) and Acme (GLA of 172,000; annualized based rent of $731,000), and (3) Food Lion and Hannaford (GLA of 43,000; annualized base rent of $405,000).

(c)	Includes vacant space at properties undergoing development and/or redevelopment activities.

	Three months ended
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
Total Revenues By State	2008	2008	2008	2008	2007
State
Pennsylvania	$20,990,000	$20,703,000	$20,309,000	$20,715,000	$22,119,000
Massachusetts	5,908,000	5,804,000	5,918,000	6,084,000	5,339,000
Connecticut	3,866,000	3,762,000	3,645,000	3,501,000	3,467,000
New Jersey	3,349,000	3,095,000	3,253,000	3,332,000	3,086,000
Ohio	3,225,000	3,210,000	3,290,000	3,271,000	3,038,000
Virginia	2,821,000	2,598,000	2,607,000	2,616,000	2,483,000
Maryland	2,390,000	2,088,000	1,934,000	2,025,000	1,870,000
New York	1,676,000	1,625,000	1,553,000	1,542,000	1,507,000
Michigan	383,000	437,000	406,000	549,000	553,000

	$44,608,000	$43,322,000	$42,915,000	$43,635,000	$43,462,000

CEDAR SHOPPING CENTERS, INC.
Lease Expirations
As of December 31, 2008

						Percentage
	Number		Percentage	Annualized	Annualized	of annualized
Year of lease	of leases	GLA	of GLA	expiring	expiring base	expiring
expiration	expiring	expiring	expiring	base rents	rents per sq ft	base rents

Month-To-Month	89	207,000	1.8%	$2,874,000	$13.88	2.3%
2009	187	1,024,000	9.1%	9,887,000	9.66	8.0%
2010	183	1,344,000	12.0%	13,259,000	9.87	10.7%
2011	158	966,000	8.6%	10,378,000	10.74	8.4%
2012	152	799,000	7.1%	8,839,000	11.06	7.1%
2013	134	794,000	7.1%	9,223,000	11.62	7.5%
2014	57	835,000	7.4%	7,101,000	8.50	5.7%
2015	47	527,000	4.7%	5,522,000	10.48	4.5%
2016	37	539,000	4.8%	5,466,000	10.14	4.4%
2017	33	497,000	4.4%	6,337,000	12.75	5.1%
2018	40	813,000	7.3%	8,746,000	10.76	7.1%
Thereafter	99	2,867,000	25.6%	36,014,000	12.56	29.1%

	1,216	11,212,000	100.0%	123,646,000	11.03	100.0%

Vacant space (a)	n/a	935,000	n/a	n/a	n/a	n/a

Total portfolio (b)	1,216	12,147,000	n/a	$123,646,000	$10.18	n/a

(a)	Includes vacant space at properties undergoing development and/or redevelopment activities.

(b)	At December 31, 2008, the Company had a portfolio of 121 operating properties totaling approximately 12.1 million square feet of GLA, including 111 wholly-owned properties comprising approximately 10.9 million square feet and ten properties owned in joint venture comprising approximately 1.2 million square feet. The entire 121 property portfolio was approximately 92% leased at December 31, 2008.

CEDAR SHOPPING CENTERS, INC.
Property Description
As of December 31, 2008

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	expiration

Wholly-Owned Stabilized Properties: (a)

Academy Plaza	PA	2001	100%	151,977	1965/1998	Acme Markets	50,918	9/30/2018

Annie Land Plaza	VA	2006	100%	42,500	1999	Food Lion	29,000	4/30/2019

Camp Hill	PA	2002	100%	472,458	1958/2005	Boscov’s	167,597	9/30/2010
						Giant Foods	92,939	10/31/2025
						LA Fitness	45,000	12/31/2021
						Orthopedic Inst of PA	40,904	5/31/2016
						Barnes & Noble	24,908	1/31/2011
						Staples	20,000	6/30/2015

Carbondale Plaza	PA	2004	100%	124,565	1972/2005	Weis Markets	52,720	2/29/2016

Carmans Plaza	NY	2007	100%	194,481	1954/2007	Pathmark	52,211	3/31/2017
						Best Fitness	27,598	5/31/2018
						AJ Wright	25,806	4/30/2013

Carll’s Corner	NJ	2007	100%	129,582	1960’s-1999/	Acme Markets	55,000	9/30/2016
					2004

Carrollton Discount Drug Mart Plaza	OH	2005	100%	40,480	2000	Discount Drug Mart	25,480	3/31/2016

Centerville Discount Drug Mart Plaza	OH	2005	100%	49,287	2000	Discount Drug Mart	24,012	3/31/2016

Circle Plaza	PA	2007	100%	92,171	1979/1991	K-Mart	92,171	11/30/2014

Clyde Discount Drug Mart Plaza	OH	2005	100%	34,592	2002	Discount Drug Mart	24,592	3/31/2019

Coliseum Marketplace	VA	2005	100%	98,515	1987/2005	Farm Fresh	57,662	1/31/2021

Columbus Crossing	PA	2003	100%	142,166	2001	Super Fresh	61,506	9/30/2020
						Old Navy	25,000	1/31/2014
						AC Moore	22,000	9/30/2011

CVS at Bradford	PA	2005	100%	10,722	1996	CVS	10,722	3/31/2017

CVS at Celina	OH	2005	100%	10,195	1998	CVS	10,195	1/31/2020

CVS at Erie	PA	2005	100%	10,125	1997	CVS	10,125	1/31/2019

CVS at Kinderhook	NY	2007	100%	13,225	2007	CVS	13,225	1/31/2033

CVS at Naugatuck	CT	2008	100%	13,225	2008	CVS	13,225	1/31/2034

CVS at Portage Trail	OH	2005	100%	10,722	1996	CVS	10,722	9/30/2017

CVS at Westfield	NY	2005	100%	10,125	2000	CVS	10,125	1/31/2023

Dover Discount Drug Mart Plaza	OH	2005	100%	38,409	2002	Discount Drug Mart	24,516	3/31/2013

East Chestnut	PA	2005	100%	21,180	1996

Elmhurst Square	VA	2006	100%	66,250	1961-1983	Food Lion	38,272	9/30/2011

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of December 31, 2008

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	expiration

Enon Discount Drug Mart Plaza	OH	2007	100%	42,876	2005-2006	Discount Drug Mart	24,596	3/31/2022

Fairfield Plaza	CT	2005	100%	72,279	2001/2005	TJ Maxx	25,257	8/31/2013
						Staples	20,388	10/31/2019

Fairview Plaza (b)	PA	2003	100%	69,579	1992	Giant Foods	59,237	2/28/2017

Family Dollar at Zanesville	OH	2005	100%	6,900	2000	Family Dollar	6,900	12/31/2009

FirstMerit Bank at Akron	OH	2005	100%	3,200	1996	FirstMerit Bank	3,200	12/31/2011

FirstMerit Bank at Cuyahoga Falls	OH	2006	100%	18,300	1973/2003	FirstMerit Bank	18,300	3/31/2010

Franklin Village Plaza	MA	2004	100%	301,741	1987/2005	Stop & Shop	75,000	4/30/2026
						Marshalls	26,890	1/31/2014

Gabriel Brothers Plaza	OH	2005	100%	83,740	1970’s/2004	Gabriel Brothers	57,193	5/31/2014

Gahanna Discount Drug Mart Plaza	OH	2006	100%	48,080	2003	Discount Drug Mart	24,592	3/31/2020

General Booth Plaza	VA	2005	100%	73,320	1985	Farm Fresh	53,758	1/31/2014

Gold Star Plaza	PA	2006	100%	71,729	1988	Redner’s	47,329	3/16/2019

Golden Triangle	PA	2003	100%	202,943	1960/2005	LA Fitness	44,796	4/30/2020
						Marshalls	30,000	5/31/2010
						Staples	24,060	5/31/2012

Groton Shopping Center	CT	2007	100%	117,986	1969	TJ Maxx	30,000	5/31/2011

Grove City Discount Drug Mart Plaza	OH	2007	100%	40,848	2005	Discount Drug Mart	24,596	3/31/2020

Halifax Plaza (b)	PA	2003	100%	54,150	1994	Giant Foods	32,000	10/31/2019

Hamburg Commons	PA	2004	100%	99,580	1988-1993	Redner’s	56,780	6/30/2025

Hannaford Plaza	MA	2006	100%	102,459	1965/2006	Hannaford	42,598	4/30/2015

Hilliard Discount Drug Mart Plaza	OH	2007	100%	40,988	2003	Discount Drug Mart	24,592	3/31/2020

Hills & Dales Discount Drug Mart Plaza	OH	2007	100%	33,553	1992-2007	Discount Drug Mart	23,608	3/31/2023

Hudson Discount Drug Mart Plaza	OH	2005	100%	32,259	2000	Discount Drug Mart	32,259	3/31/2017

Jordan Lane	CT	2005	100%	181,735	1969/1991	Stop & Shop	60,632	9/30/2010
						AJ Wright	39,280	3/31/2015
						Friendly Fitness	20,283	8/31/2014

Kempsville Crossing	VA	2005	100%	94,477	1985	Farm Fresh	73,878	1/31/2014

Kenley Village	MD	2005	100%	51,894	1988	Food Lion	29,000	2/11/2009

Kings Plaza	MA	2007	100%	168,243	1970/1994	Work Out World	42,997	12/31/2014
						AJ Wright	28,504	9/30/2013
						Ocean State Job Lot	20,300	5/31/2009

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of December 31, 2008

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	expiration

Kingston Plaza	NY	2006	100%	18,337	2006

LA Fitness Facility	PA	2002	100%	41,000	2003	LA Fitness	41,000	12/31/2018

Liberty Marketplace	PA	2005	100%	68,200	2003	Giant Foods	55,000	9/30/2023

Lodi Discount Drug Mart Plaza	OH	2005	100%	38,576	2003	Discount Drug Mart	24,596	3/31/2019

Long Reach Village	MD	2006	100%	104,922	1973/1998	Safeway	53,684	7/31/2018

Loyal Plaza (b)	PA	2002	100%	293,825	1969/2000	K-Mart	102,558	8/31/2011
						Giant Foods	66,935	10/31/2019
						Staples	20,555	11/30/2014

Mason Discount Drug Mart Plaza	OH	2008	100%	52,896	2005/2007	Discount Drug Mart	24,596	3/31/2021

McCormick Place	OH	2005	100%	46,000	1995	Sam Levin Furniture	46,000	11/30/2011

McDonalds / Waffle House at Medina	OH	2005	100%	6,000	2003

Mechanicsburg Giant	PA	2005	100%	51,500	2003	Giant Foods	51,500	8/31/2024

Metro Square	MD	2008	100%	71,896	1999	Shoppers Food Warehouse	58,668	1/31/2030

Newport Plaza (b)	PA	2003	100%	66,789	1996	Giant Foods	43,400	5/31/2021

Oak Ridge	VA	2006	100%	38,700	2000	Food Lion	33,000	5/31/2019

Oakhurst Plaza	PA	2006	100%	111,869	1980/2001	Giant Foods	62,320	1/31/2019

Oakland Commons	CT	2007	100%	89,850	1962/1995	Shaw’s	54,661	2/29/2016
						Bristol Ten Pin	35,189	4/30/2043

Oakland Mills	MD	2005	100%	58,224	1960’s/2004	Food Lion	43,470	11/30/2018

Ontario Discount Drug Mart Plaza	OH	2005	100%	38,623	2002	Discount Drug Mart	25,475	3/31/2018

Palmyra Shopping Center	PA	2005	100%	112,108	1960/1995	Weis Markets	46,181	3/31/2010

Pickerington Discount Drug Mart Plaza	OH	2005	100%	47,810	2002	Discount Drug Mart	25,852	3/31/2018

Pine Grove Plaza	NJ	2003	100%	79,306	2001/2002	Peebles	24,963	1/31/2022

Polaris Discount Drug Mart Plaza	OH	2005	100%	50,283	2001	Discount Drug Mart	25,855	3/31/2017

Pondside Plaza	NY	2005	100%	19,340	2003

Port Richmond Village	PA	2001	100%	154,908	1988	Thriftway	40,000	10/31/2013
						Pep Boys	20,615	2/28/2009

Powell Discount Drug Mart Plaza	OH	2005	100%	49,772	2001	Discount Drug Mart	25,852	3/31/2018

Price Chopper Plaza	MA	2007	100%	101,824	1960’s-2004	Price Chopper	58,545	11/30/2015

Rite Aid at Massillon	OH	2005	100%	10,125	1999	Rite Aid	10,125	1/31/2020

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of December 31, 2008

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	expiration

River View Plaza I, II and III	PA	2003	100%	244,225	1991/1998	United Artists Theatre	77,700	12/31/2018
						Pep Boys	22,000	9/30/2014
						Avalon Carpet	25,000	1/31/2012

Shaw’s Plaza	MA	2006	100%	176,609	1968/1998	Shaw’s	60,748	2/28/2023
						Marshall’s	25,752	1/31/2013

Shoppes at Salem Run	VA	2005	100%	15,100	2005

Shore Mall	NJ	2006	100%	602,263	1960/1980	Boscov’s	172,200	9/19/2018
						Burlington Coat Factory	144,000	4/30/2009
						Burlington Coat Factory	85,000	11/30/2009
						K&G	25,000	2/28/2017

Smithfield Plaza	VA	2005-2008	100%	134,664	1987/1996	Farm Fresh	45,544	1/31/2014
						Maxway	21,600	9/30/2010
						Peebles	21,600	1/31/2009

South Philadelphia	PA	2003	100%	283,415	1950/2003	Shop Rite	54,388	9/30/2018
						Ross Dress For Less	31,349	1/31/2013
						Bally’s Total Fitness	31,000	5/31/2017
						Nat'l Wholesale Liquidators	30,000	1/31/2016
						Modell’s	20,000	1/31/2018

St. James Square	MD	2005	100%	39,903	2000	Food Lion	33,000	11/14/2020

Stadium Plaza	MI	2005	100%	77,688	1960’s/2003	A&P	54,650	8/31/2022

Staples at Oswego	NY	2005	100%	23,884	2000	Staples	23,884	2/28/2015

Stop & Shop Plaza	CT	2008	100%	54,510	2006	Stop & Shop	54,510	11/30/2026

Suffolk Plaza	VA	2005	100%	67,216	1984	Farm Fresh	67,216	1/31/2014

Sunset Crossing	PA	2003	100%	74,142	2002	Giant Foods	54,332	6/30/2022

Swede Square	PA	2003	100%	98,792	1980/2004	LA Fitness	37,200	6/30/2016

The Brickyard	CT	2004	100%	274,553	1990	Sam’s Club	109,755	1/31/2010
						Home Depot	103,003	1/31/2010
						Syms	38,000	3/31/2010

The Commons	PA	2004	100%	175,121	2003	Elder Beerman	54,500	1/31/2017
						Shop ’n Save	52,654	10/7/2015

The Point	PA	2000	100%	250,697	1972/2001	Burlington Coat Factory	76,665	1/31/2011
						Giant Foods	58,585	7/31/2021
						Staples	24,000	8/31/2013
						AC Moore	20,000	7/31/2013

The Point at Carlisle Plaza	PA	2005	100%	182,859	1965/2005	Bon-Ton	59,925	1/25/2010
						Office Max	22,645	10/1/2012
						Dunham Sports	21,300	1/31/2016

The Shops at Suffolk Downs	MA	2005	100%	85,829	2005	Stop & Shop	74,977	9/30/2025

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of December 31, 2008

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	expiration

Timpany Plaza	MA	2007	100%	183,775	1970’s-1989	Stop & Shop	59,947	12/31/2009
						Big Lots	28,027	1/31/2011
						Gardner Theater	27,576	5/31/2014

Trexler Mall	PA	2005	100%	339,363	1973/2004	Kohl’s	88,248	1/31/2024
						Bon-Ton	62,000	1/28/2012
						Giant Foods	56,753	1/31/2016
						Lehigh Wellness Partners	30,594	11/30/2013
						Trexlertown Fitness Club	28,870	2/28/2010

Ukrop’s at Fredericksburg	VA	2005	100%	63,000	1997	Ukrop’s Supermarket	63,000	8/4/2017

Ukrop’s at Glen Allen	VA	2005	100%	43,000	2000	Ukrop’s Supermarket	43,000	2/15/2010

Valley Plaza	MD	2003	100%	190,939	1975/1994	K-Mart	95,810	9/30/2009
						Ollie’s Bargain Outlet	41,888	3/31/2011
						Tractor Supply	32,095	5/31/2010

Virginia Center Commons	VA	2005	100%	9,763	2002

Virginia Little Creek	VA	2005	100%	69,620	1996/2001	Farm Fresh	66,120	1/31/2014

Wal-Mart Center	CT	2003	100%	155,739	1972/2000	Wal-Mart	95,482	1/31/2020
						NAMCO	20,000	1/31/2011

Washington Center Shoppes	NJ	2001	100%	157,290	1979/1995	Acme Markets	66,046	12/2/2020

West Bridgewater Plaza	MA	2007	100%	133,039	1970/2007	Shaw’s	57,315	2/28/2027
						Big Lots	25,000	1/31/2014

Westlake Discount Drug Mart Plaza	OH	2005	100%	55,775	2005	BG Storage	31,295	1/31/2016
						Discount Drug Mart	24,480	3/31/2021

Yorktowne Plaza	MD	2007	100%	158,982	1970/2000	Food Lion	37,692	12/31/2020
Total Wholly-Owned Stabilized Properties				10,034,249
Properties Owned in Joint Venture: (c)
Homburg Joint Venture:
Aston Center	PA	2002	20%	55,000	2005	Giant Foods	55,000	11/30/2025

Ayr Town Center	PA	2002	20%	55,600	2005	Giant Foods	50,000	5/31/2025

Fieldstone Marketplace	MA	2005	20%	193,970	1988/2003	Shaw’s	68,000	2/29/2024
						Flagship Cinema	41,975	10/31/2023

Meadows Marketplace	PA	2004	20%	89,138	2005	Giant Foods	65,507	11/30/2025

Parkway Plaza	PA	2007	20%	106,628	1998-2002	Giant Foods	66,935	12/31/2018

Pennsboro Commons	PA	2005	20%	109,784	1999	Giant Foods	68,624	8/10/2019

Scott Town Center	PA	2007	20%	67,933	2004	Giant Foods	54,333	7/31/2023

Spring Meadow Shopping Center	PA	2007	20%	67,850	2004	Giant Foods	65,000	10/31/2024

Stonehedge Square	PA	2006	20%	88,677	1990/2006	Nell’s Market	51,687	5/31/2026
Total Consolidated Joint Ventures				834,580
Total Stabilized Properties				10,868,829

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of December 31, 2008

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	expiration

Development/Redevelopment and Other Non-Stabilized Properties: (a)

Columbia Mall (c)	PA	2005	75%	343,055	1988	Sears	64,264	10/24/2013
						Bon-Ton	45,000	10/31/2013
						JC Penney	34,076	10/31/2013

Dunmore Shopping Center	PA	2005	100%	101,000	1962/1997	Eynon Furniture Outlet	40,000	2/28/2014
						Big Lots	26,902	1/31/2012

Fairview Commons	PA	2007	100%	59,578	1976/2003

Huntingdon Plaza	PA	2004	100%	147,197	1972 - 2003	Peebles	22,060	1/31/2018

Lake Raystown Plaza	PA	2004	100%	145,727	1995	Giant Foods	61,435	10/31/2026

Shelby Discount Drug Mart Plaza	OH	2005	100%	36,596	2002	Discount Drug Mart	24,596	3/31/2019

Townfair Center	PA	2004	100%	203,531	2002	Lowe’s Home Centers	95,173	12/31/2015

Trexlertown Plaza	PA	2006	100%	241,381	1990/2005	Redner’s	47,900	10/31/2010
						Big Lots	33,824	1/31/2012
						Tractor Supply	22,670	10/31/2020
						Sears	22,500	10/31/2012
Total Non-Stabilized Properties				1,278,065

Total Portfolio (d)				12,146,894

(a)	“Stabilized properties” are those properties which are at least 80% leased and not designated as “development/redevelopment” properties as of December 31, 2008. Dunmore Shopping Center, Fairview Commons and Shelby Discount Drug Mart Plaza are being re-tenanted, are non-stabilized, and are not designated as development/redevelopment properties.

(b)	On March 18, 2008, the Company acquired the remaining minority interests in Fairview Plaza, Halifax Plaza, Loyal Plaza and Newport Plaza, all previously owned in joint venture.

(c)	On January 3, 2008, the Company entered into a joint venture agreement, retaining a 75% interest, for the redevelopment of the Columbia Mall and adjacent land parcels.

(d)	In addition, the Company has a 76.3% interest in an unconsolidated joint venture, which owns a single-tenant office property located in Philadelphia, PA.

CEDAR SHOPPING CENTERS, INC.
Property Carrying Values, Percent Occupied and Base Rent Per Leased Sq.Ft.
As of December 31, 2008

								Gross
			Financial statement carrying values					leasable		Average
		Percent		Buildings and	Total	Accumulated	Net book	area	Percent	base rent per
Property Description	State	owned	Land	improvements	cost	depreciation	value	(“GLA”)	occupied	leased sq. ft.

Wholly-Owned Stabilized Properties: (a)
Academy Plaza	PA	100%	$2,406,000	$11,085,000	$13,491,000	$1,982,000	$11,509,000	151,977	82%	12.39
Annie Land Plaza	VA	100%	809,000	3,869,000	4,678,000	352,000	4,326,000	42,500	97%	9.19
Camp Hill	PA	100%	4,424,000	60,198,000	64,622,000	6,255,000	58,367,000	472,458	98%	12.68
Carbondale Plaza	PA	100%	1,586,000	11,019,000	12,605,000	1,506,000	11,099,000	124,565	87%	5.55
Carll’s Corner	NJ	100%	3,002,000	15,383,000	18,385,000	640,000	17,745,000	129,582	94%	8.58
Carman’s Plaza	NY	100%	8,473,000	34,378,000	42,851,000	1,529,000	41,322,000	194,481	95%	16.39
Carrollton Discount Drug Mart Plaza	OH	100%	713,000	3,339,000	4,052,000	456,000	3,596,000	40,480	100%	8.04
Centerville Discount Drug Mart Plaza	OH	100%	1,219,000	5,445,000	6,664,000	656,000	6,008,000	49,287	93%	11.13
Circle Plaza	PA	100%	561,000	2,884,000	3,445,000	114,000	3,331,000	92,171	100%	2.74
Clyde Discount Drug Mart Plaza	OH	100%	673,000	3,230,000	3,903,000	393,000	3,510,000	34,592	83%	8.88
Coliseum Marketplace	VA	100%	3,586,000	17,160,000	20,746,000	2,191,000	18,555,000	98,515	100%	15.43
Columbus Crossing	PA	100%	4,579,000	19,249,000	23,828,000	2,863,000	20,965,000	142,166	97%	15.93
CVS at Bradford	PA	100%	291,000	1,482,000	1,773,000	201,000	1,572,000	10,722	100%	12.80
CVS at Celina	OH	100%	418,000	1,967,000	2,385,000	226,000	2,159,000	10,195	100%	17.49
CVS at Erie	PA	100%	399,000	1,783,000	2,182,000	195,000	1,987,000	10,125	100%	16.50
CVS at Kinderhook	NY	100%	2,501,000	1,106,000	3,607,000	42,000	3,565,000	13,225	100%	20.70
CVS at Naugatuck	CT	100%	—	2,695,000	2,695,000	6,000	2,689,000	13,225	100%	35.01
CVS at Portage Trail	OH	100%	341,000	1,603,000	1,944,000	192,000	1,752,000	10,722	100%	13.00
CVS at Westfield	NY	100%	339,000	1,558,000	1,897,000	165,000	1,732,000	10,125	100%	15.74
Dover Discount Drug Mart Plaza	OH	100%	563,000	2,803,000	3,366,000	561,000	2,805,000	38,409	100%	8.36
East Chestnut	PA	100%	800,000	3,700,000	4,500,000	611,000	3,889,000	21,180	100%	13.39
Elmhurst Square	VA	100%	1,371,000	6,229,000	7,600,000	560,000	7,040,000	66,250	95%	8.41
Enon Discount Drug Mart Plaza	OH	100%	1,017,000	3,883,000	4,900,000	186,000	4,714,000	42,876	94%	10.25
Fairfield Plaza	CT	100%	2,202,000	9,393,000	11,595,000	1,057,000	10,538,000	72,279	91%	13.42
Fairview Plaza (b)	PA	100%	2,129,000	8,716,000	10,845,000	1,214,000	9,631,000	69,579	100%	12.22
Family Dollar at Zanesville	OH	100%	81,000	570,000	651,000	221,000	430,000	6,900	100%	8.70
FirstMerit Bank at Akron	OH	100%	168,000	736,000	904,000	95,000	809,000	3,200	100%	23.51
FirstMerit Bank at Cuyahoga Falls	OH	100%	264,000	1,312,000	1,576,000	118,000	1,458,000	18,300	100%	6.03
Franklin Village Plaza	MA	100%	13,817,000	59,750,000	73,567,000	8,687,000	64,880,000	301,741	93%	19.47
Gabriel Brothers Plaza	OH	100%	947,000	3,964,000	4,911,000	543,000	4,368,000	83,740	100%	5.50
Gahanna Discount Drug Mart Plaza	OH	100%	1,738,000	6,765,000	8,503,000	618,000	7,885,000	48,080	91%	15.06
General Booth Plaza	VA	100%	1,935,000	9,540,000	11,475,000	1,439,000	10,036,000	73,320	95%	11.90
Gold Star Plaza	PA	100%	1,644,000	6,539,000	8,183,000	700,000	7,483,000	71,729	84%	9.25
Golden Triangle	PA	100%	2,320,000	19,323,000	21,643,000	2,848,000	18,795,000	202,943	98%	12.04
Groton Shopping Center	CT	100%	3,073,000	12,344,000	15,417,000	813,000	14,604,000	117,986	97%	10.47
Grove City Discount Drug Mart Plaza	OH	100%	1,157,000	4,564,000	5,721,000	226,000	5,495,000	40,848	94%	12.90
Halifax Plaza (b)	PA	100%	1,416,000	5,936,000	7,352,000	760,000	6,592,000	54,150	100%	11.07
Hamburg Commons	PA	100%	1,153,000	9,792,000	10,945,000	1,041,000	9,904,000	99,580	92%	6.19
Hannaford Plaza	MA	100%	1,874,000	8,645,000	10,519,000	752,000	9,767,000	102,459	92%	7.59
Hilliard Discount Drug Mart Plaza	OH	100%	1,307,000	4,980,000	6,287,000	232,000	6,055,000	40,988	100%	13.32
Hills & Dales Discount Drug Mart Plaza	OH	100%	786,000	2,967,000	3,753,000	132,000	3,621,000	33,553	100%	10.15
Hudson Discount Drug Mart Plaza	OH	100%	770,000	3,593,000	4,363,000	429,000	3,934,000	32,259	100%	10.71
Jordan Lane	CT	100%	4,291,000	21,403,000	25,694,000	2,373,000	23,321,000	181,735	98%	9.65
Kempsville Crossing	VA	100%	2,207,000	11,128,000	13,335,000	1,697,000	11,638,000	94,477	99%	10.90
Kenley Village	MD	100%	726,000	3,553,000	4,279,000	866,000	3,413,000	51,894	100%	8.06
Kings Plaza	MA	100%	2,411,000	11,788,000	14,199,000	663,000	13,536,000	168,243	99%	6.13
Kingston Plaza	NY	100%	2,891,000	2,344,000	5,235,000	127,000	5,108,000	18,337	100%	26.76
LA Fitness Facility	PA	100%	2,462,000	5,176,000	7,638,000	677,000	6,961,000	41,000	100%	18.09
Liberty Marketplace	PA	100%	2,695,000	12,844,000	15,539,000	1,383,000	14,156,000	68,200	89%	17.45
Lodi Discount Drug Mart Plaza	OH	100%	704,000	3,460,000	4,164,000	524,000	3,640,000	38,576	88%	8.27
Long Reach Village	MD	100%	1,721,000	8,679,000	10,400,000	887,000	9,513,000	104,922	90%	10.75
Loyal Plaza (b)	PA	100%	4,511,000	22,260,000	26,771,000	3,576,000	23,195,000	293,825	100%	7.80

CEDAR SHOPPING CENTERS, INC.
Property Carrying Values, Percent Occupied and Base Rent Per Leased Sq.Ft. (Continued)
As of December 31, 2008

								Gross
			Financial statement carrying values					leasable		Average
		Percent		Buildings and	Total	Accumulated	Net book	area	Percent	base rent per
Property Description	State	owned	Land	improvements	cost	depreciation	value	(“GLA”)	occupied	leased sq. ft.

Mason Discount Drug Mart Plaza	OH	100%	1,560,000	6,077,000	7,637,000	272,000	7,365,000	52,896	87%	14.32
McCormick Place	OH	100%	849,000	4,064,000	4,913,000	679,000	4,234,000	46,000	100%	8.50
McDonalds/Waffle House at Medina	OH	100%	737,000	132,000	869,000	28,000	841,000	6,000	100%	12.98
Mechanicsburg Giant	PA	100%	2,709,000	12,159,000	14,868,000	1,138,000	13,730,000	51,500	100%	20.90
Metro Square	MD	100%	3,121,000	12,341,000	15,462,000	104,000	15,358,000	71,896	100%	18.64
Newport Plaza (b)	PA	100%	1,722,000	8,078,000	9,800,000	903,000	8,897,000	66,789	100%	10.90
Oak Ridge	VA	100%	960,000	4,272,000	5,232,000	300,000	4,932,000	38,700	100%	10.31
Oakhurst Plaza	PA	100%	4,539,000	18,189,000	22,728,000	1,576,000	21,152,000	111,869	89%	14.39
Oakland Commons	CT	100%	2,504,000	15,677,000	18,181,000	903,000	17,278,000	89,850	100%	10.71
Oakland Mills	MD	100%	1,611,000	6,313,000	7,924,000	981,000	6,943,000	58,224	100%	12.64
Ontario Discount Drug Mart Plaza	OH	100%	809,000	3,664,000	4,473,000	472,000	4,001,000	38,623	100%	8.58
Palmyra Shopping Center	PA	100%	1,488,000	6,627,000	8,115,000	948,000	7,167,000	112,108	91%	5.33
Pickerington Discount Drug Mart Plaza	OH	100%	1,305,000	5,969,000	7,274,000	763,000	6,511,000	47,810	100%	12.25
Pine Grove Plaza	NJ	100%	1,622,000	6,507,000	8,129,000	941,000	7,188,000	79,306	100%	9.98
Polaris Discount Drug Mart Plaza	OH	100%	1,242,000	5,846,000	7,088,000	951,000	6,137,000	50,283	90%	12.08
Pondside Plaza	NY	100%	365,000	1,627,000	1,992,000	248,000	1,744,000	19,340	100%	8.20
Port Richmond Village	PA	100%	2,942,000	12,397,000	15,339,000	2,266,000	13,073,000	154,908	97%	12.56
Powell Discount Drug Mart Plaza	OH	100%	1,384,000	6,169,000	7,553,000	851,000	6,702,000	49,772	93%	12.18
Price Chopper Plaza	MA	100%	4,144,000	18,508,000	22,652,000	681,000	21,971,000	101,824	88%	10.93
Rite Aid at Massillon	OH	100%	442,000	2,014,000	2,456,000	219,000	2,237,000	10,125	100%	17.91
River View Plaza I, II and III	PA	100%	9,718,000	44,032,000	53,750,000	6,452,000	47,298,000	244,225	89%	17.61
Shaw’s Plaza	MA	100%	5,780,000	25,125,000	30,905,000	2,045,000	28,860,000	176,609	96%	10.70
Shoppes at Salem Run	VA	100%	1,076,000	4,264,000	5,340,000	374,000	4,966,000	15,100	100%	23.16
Shore Mall	NJ	100%	7,179,000	39,327,000	46,506,000	3,714,000	42,792,000	602,263	95%	7.75
Smithfield Plaza	VA	100%	2,919,000	12,769,000	15,688,000	797,000	14,891,000	134,664	98%	9.11
South Philadelphia	PA	100%	8,222,000	38,434,000	46,656,000	6,502,000	40,154,000	283,415	94%	13.34
St. James Square	MD	100%	688,000	4,361,000	5,049,000	648,000	4,401,000	39,903	100%	11.32
Stadium Plaza	MI	100%	2,443,000	9,779,000	12,222,000	982,000	11,240,000	77,688	100%	15.28
Staples at Oswego	NY	100%	635,000	3,000,000	3,635,000	402,000	3,233,000	23,884	100%	11.99
Stop & Shop Plaza	CT	100%	—	11,297,000	11,297,000	454,000	10,843,000	54,510	100%	15.59
Suffolk Plaza	VA	100%	1,402,000	7,236,000	8,638,000	1,037,000	7,601,000	67,216	100%	9.40
Sunset Crossing	PA	100%	2,150,000	9,122,000	11,272,000	1,302,000	9,970,000	74,142	92%	14.73
Swede Square	PA	100%	2,272,000	10,361,000	12,633,000	1,934,000	10,699,000	98,792	100%	13.73
The Brickyard	CT	100%	6,465,000	28,714,000	35,179,000	4,597,000	30,582,000	274,553	100%	8.97
The Commons	PA	100%	3,098,000	14,080,000	17,178,000	2,562,000	14,616,000	175,121	84%	9.59
The Point	PA	100%	2,996,000	22,018,000	25,014,000	4,717,000	20,297,000	250,697	94%	11.36
The Point at Carlisle Plaza	PA	100%	2,233,000	11,313,000	13,546,000	1,725,000	11,821,000	182,859	89%	6.86
The Shops at Suffolk Downs	MA	100%	3,564,000	12,308,000	15,872,000	1,137,000	14,735,000	85,829	100%	11.76
Timpany Plaza	MA	100%	3,397,000	16,385,000	19,782,000	812,000	18,970,000	183,775	95%	6.38
Trexler Mall	PA	100%	6,932,000	32,359,000	39,291,000	3,267,000	36,024,000	339,363	98%	8.61
Ukrop’s at Fredericksburg	VA	100%	3,213,000	12,758,000	15,971,000	1,149,000	14,822,000	63,000	100%	16.44
Ukrop’s at Glen Allen	VA	100%	6,769,000	213,000	6,982,000	155,000	6,827,000	43,000	100%	9.01
Valley Plaza	MD	100%	1,950,000	8,250,000	10,200,000	1,128,000	9,072,000	190,939	97%	4.52
Virginia Center Commons	VA	100%	992,000	3,863,000	4,855,000	441,000	4,414,000	9,763	100%	31.83
Virginia Little Creek	VA	100%	1,639,000	8,350,000	9,989,000	1,101,000	8,888,000	69,620	100%	10.52
Wal-Mart Center	CT	100%	—	11,856,000	11,856,000	1,585,000	10,271,000	155,739	98%	6.36
Washington Center Shoppes	NJ	100%	1,999,000	10,206,000	12,205,000	1,956,000	10,249,000	157,290	80%	8.64
West Bridgewater Plaza	MA	100%	2,751,000	14,536,000	17,287,000	653,000	16,634,000	133,039	91%	9.30
Westlake Discount Drug Mart Plaza	OH	100%	1,004,000	3,905,000	4,909,000	341,000	4,568,000	55,775	100%	7.28
Yorktowne Plaza	MD	100%	5,919,000	25,253,000	31,172,000	1,423,000	29,749,000	158,982	98%	13.46

Total Wholly-Owned Stabilized Properties			238,931,000	1,110,216,000	1,349,147,000	127,196,000	1,221,951,000	10,034,249	95%	10.95

CEDAR SHOPPING CENTERS, INC.
Property Carrying Values, Percent Occupied and Base Rent Per Leased Sq.Ft. (Continued)
As of December 31, 2008

								Gross
			Financial statement carrying values					leasable			Average
		Percent		Buildings and	Total	Accumulated	Net book	area		Percent	base rent per
Property Description	State	owned	Land	improvements	cost	depreciation	value	(“GLA”)		occupied	leased sq. ft.

Properties Owned in Joint Venture:
Homburg Joint Venture:
Aston Center	PA	20%	4,319,000	17,070,000	21,389,000	829,000	20,560,000	55,000		100%	24.70
Ayr Town Center	PA	20%	2,442,000	9,748,000	12,190,000	535,000	11,655,000	55,600		100%	15.83
Fieldstone Marketplace	MA	20%	5,229,000	21,609,000	26,838,000	2,382,000	24,456,000	193,970		100%	11.03
Meadows Marketplace	PA	20%	1,914,000	11,336,000	13,250,000	844,000	12,406,000	89,138		93%	15.34
Parkway Plaza	PA	20%	4,647,000	19,421,000	24,068,000	1,198,000	22,870,000	106,628		98%	14.40
Pennsboro Commons	PA	20%	3,608,000	14,296,000	17,904,000	1,680,000	16,224,000	109,784		94%	13.91
Scott Town Center	PA	20%	2,959,000	11,800,000	14,759,000	701,000	14,058,000	67,933		98%	16.52
Spring Meadow Shopping Center	PA	20%	4,112,000	16,429,000	20,541,000	838,000	19,703,000	67,850		100%	19.90
Stonehedge Square	PA	20%	2,698,000	11,705,000	14,403,000	1,049,000	13,354,000	88,677		94%	11.25

Total Consolidated Joint Ventures			31,928,000	133,414,000	165,342,000	10,056,000	155,286,000	834,580		97%	14.73

Total Stabilized Properties			270,859,000	1,243,630,000	1,514,489,000	137,252,000	1,377,237,000	10,868,829		95%	11.25

Development/Redevelopment and Other Non-Stabilized Properties: (a)
Columbia Mall (c)	PA	75%	2,855,000	16,933,000	19,788,000	1,847,000	17,941,000	343,055		63%	6.95
Dunmore Shopping Center	PA	100%	565,000	2,245,000	2,810,000	335,000	2,475,000	101,000		66%	3.54
Fairview Commons	PA	100%	858,000	3,472,000	4,330,000	363,000	3,967,000	59,578		77%	5.04
Huntingdon Plaza	PA	100%	933,000	5,442,000	6,375,000	588,000	5,787,000	147,197		53%	6.55
Lake Raystown Plaza	PA	100%	2,231,000	14,968,000	17,199,000	1,669,000	15,530,000	145,727		63%	15.48
Shelby Discount Drug Mart Plaza	OH	100%	671,000	3,276,000	3,947,000	503,000	3,444,000	36,596		78%	8.92
Townfair Center	PA	100%	3,022,000	14,689,000	17,711,000	2,475,000	15,236,000	203,531		63%	6.73
Trexlertown Plaza	PA	100%	5,262,000	25,634,000	30,896,000	1,965,000	28,931,000	241,381		75%	10.45

Total Non-Stabilized Properties			16,397,000	86,659,000	103,056,000	9,745,000	93,311,000	1,278,065		65%	8.27

Total Operating Portfolio			287,256,000	1,330,289,000	1,617,545,000	146,997,000	1,470,548,000	12,146,894		92%	$11.03

Projects Under Development and Land Held For Future Expansion and Development:
Blue Mountain Commons	PA	100%	14,065,000	18,422,000	32,487,000	—	32,487,000	34.00	acres
Columbia Mall (c)	PA	75%	1,465,000	380,000	1,845,000	—	1,845,000	46.21	acres
Crossroads II (d)	PA	60%	17,671,000	4,078,000	21,749,000	—	21,749,000	18.23	acres
Halifax Commons	PA	100%	872,000	156,000	1,028,000	—	1,028,000	4.37	acres
Halifax Plaza	PA	100%	1,503,000	1,157,000	2,660,000	—	2,660,000	12.83	acres
Heritage Crossing (e)	PA	60%	5,066,000	5,446,000	10,512,000	—	10,512,000	14.23	acres
Liberty Marketplace	PA	100%	1,564,000	15,000	1,579,000	—	1,579,000	15.51	acres
Northside Commons	PA	100%	3,379,000	2,981,000	6,360,000	—	6,360,000	15.92	acres
Oregon Pike	PA	100%	2,283,000	30,000	2,313,000	—	2,313,000	11.20	acres
Pine Grove Plaza	NJ	100%	388,000	39,000	427,000	—	427,000	2.66	acres
Shore Mall	NJ	100%	2,018,000	55,000	2,073,000	—	2,073,000	50.00	acres
The Brickyard	CT	100%	1,183,000	102,000	1,285,000	—	1,285,000	1.95	acres
The Shops at Suffolk Downs	MA	100%	4,016,000	2,320,000	6,336,000	—	6,336,000	6.51	acres
Trexlertown Plaza	PA	100%	8,089,000	2,117,000	10,206,000	—	10,206,000	37.28	acres
Trindle Spring	PA	100%	1,148,000	241,000	1,389,000	—	1,389,000	2.10	acres
Upland Square (f)	PA	60%	27,454,000	33,861,000	61,315,000	—	61,315,000	112.85	acres
Wyoming	MI	100%	360,000	0	360,000	—	360,000	12.32	acres
Various projects in progress	N/A	100%	—	509,000	509,000	—	509,000	—	acres

Total Land Held For Development			92,524,000	71,909,000	164,433,000	—	164,433,000	398.15	acres

Total Carrying Value			$379,780,000	$1,402,198,000	$1,781,978,000	$146,997,000	$1,634,981,000

Land and related costs held for sale							$2,266,000

Unconsolidated Joint Venture (g)							$4,976,000

CEDAR SHOPPING CENTERS, INC.
Property Carrying Values, Percent Occupied and Base Rent Per Leased Sq.Ft. (Continued)
As of December 31, 2008

Notes:

(a)	“Stabilized properties” are those properties which are at least 80% leased and not designated as “development/redevelopment” properties as of December 31, 2008. Dunmore Shopping Center, Fairview Commons and Shelby Discount Drug Mart Plaza are being re-tenanted, are non-stabilized, and are not designated as development/redevelopment properties.

(b)	On March 18, 2008, the Company acquired the remaining minority interests in Fairview Plaza, Halifax Plaza, Loyal Plaza and Newport Plaza, all previously owned in joint venture.

(c)	On January 3, 2008, the Company entered into a joint venture agreement, retaining a 75% interest, for the redevelopment of the Columbia Mall and adjacent land parcels.

(d)	The Company has a 60% interest in a consolidated joint venture formed for the construction and development of an estimated 137,000 sq. ft. shopping center in Stroudsburg, PA., and is to receive a preferred rate of return on its investment, if earned.

(e)	The Company has a 60% interest in a consolidated joint venture formed for the acquisition, construction and development of an estimated 54,000 sq. ft. shopping center in Limerick, PA., and is to receive a preferred rate of return on its investment, if earned.

(f)	The Company has a 60% interest in a consolidated joint venture formed for the construction and development of an estimated 700,000 sq. ft. shopping center in Pottsgrove, PA., and is to receive a preferred rate of return on its investment, if earned.

(g)	The Company has a 76.3% interest in an unconsolidated joint venture, which owns a single-tenant office property located in Philadelphia, PA.

CEDAR SHOPPING CENTERS, INC.
Development Pipeline Status (a)
As of December 31, 2008
(Dollars in millions)

				Cash
		Owner-	Est. Total	Invest-	Balance	Est. Delivery										Est. NOI
		ship	Project	ment	To Comp-	Dates		Land Area	GLA	Leasing Status						At 100%
Property	Location	%	Cost	To Date	letion	Anchor(s)	Balance	Acres	Sq. Ft.	% Signed		% LOI		Principal Tenants	Sq. Ft.	Occupancy	Est.Yield (b)				Discussion

Operating Properties Under Redevelopment:
Carbondale Plaza	Carbondale, PA	100%	$9.3	$8.2	$1.1	1st half ‘09	1st half ‘09	14.8	131,000	88%		12%		Weis Markets	53,000	$0.7	7.2%	-	7.7%		Construction of new CVS store (formerly in-line); development of outparcel
														CVS	13,200

Huntingdon Plaza	Huntingdon, PA	100%	8.1	6.4	1.7	2nd half ‘09	1st half ‘10	16.7	147,000	53%		0%		Peebles	22,000	0.5	5.9%	-	6.4%		Backfilling former Ames and Bi-Lo stores; new outparcel
														VixMax Holdings	8,000
														dba Sears Dealer

Lake Raystown Plaza	Huntingdon, PA	100%	20.9	16.1	4.8	2nd half ‘09	1st half ‘10	15.5	146,000	63%		31%		Giant Food Stores	62,000	1.8	8.4%	-	8.9%		This represents total of land acquisition for ground-up development of new supermarket (completed in 2nd half ‘06); purchase cost of original center; backfilling former store and construction of additional retail; and potential lodging development/sale and outparcels.

Newport Plaza	Newport, PA	100%	10.4	8.9	1.5	1st half ‘09	2nd half ‘09	16.4	83,000	77%		18%		Giant Food Stores	54,000	0.8	7.8%	-	8.3%		Ground-up expansion of existing supermarket by 25,000 sq. ft. ancillary in-line retail and outparcel.
																					This includes purchase price of the original center.

The Shops at Suffolk Downs	Revere, MA	100%	11.8	6.6	5.2	1st half ‘09	2nd half ‘09	6.5	36,000	45%		19%		Dollar Tree	9,500	0.8	6.2%	-	6.7%		This represents costs only for completing construction of in-line store next to new Stop & Shop (owned) and Target (non-owned) and ground-up development of new separate multi-tenant 36,000 sq.ft. retail building.
														Famous Footwear	6,500
														Verizon	2,000

																					It does not include purchase price for the Stop & Shop premises.

Trexlertown Plaza	Trexlertown, PA	100%	41.0	28.0	13.0	2nd half ‘10	2nd half ‘10	32.2	258,000	71%		28%		Giant	73,850	3.5	8.2%	-	8.7%		Phase I represents a scaled back version of the total original project.
(Phase I)														Sears	22,500
														Tractor Supply	22,700

Total Operating Properties — Redevelopment			101.5	74.2	27.3			102.1	801,000	69	% (c)	19	% (c)		349,250	8.1	7.8%	(c)	8.3%	(c)

Ground-Up Development Properties:
Blue Mountain Commons	Harrisburg, PA	100%	41.6	31.3	10.3	1st half ‘09	1st half ‘10	34.0	130,000	80%		15%		Giant Food Stores	97,700	3.1	7.0%	-	7.5%		Ground-up development of new large prototype supermarket, bank and food service outparcels and fuel service facility; development/sale/ground lease of back 12 acres.
														PNC Bank	3,400

Northside Commons	Cambelltown, PA	100%	12.9	6.1	6.7	2nd half ‘09	1st half ‘10	15.9	82,000	59%		17%		Redner’s	48,000	0.9	7.1%	-	7.6%		Ground-up development of new supermarket ancillary in-line retail and outparcel(s).

Halifax Commons	Halifax, PA	100%	4.8	1.0	3.8	2nd half ‘09	2nd half ‘09	4.4	23,000	63%		9%		Rite-Aid	15,000	0.4	8.6%	-	9.1%		Development of new small multi-tenant property anchored by drug store moved from Halifax Plaza.

Crossroads II	Stroudsburg, PA	60%	36.9	19.5	17.5	2nd half ‘09	2nd half ‘10	18.2	133,000	62%		12%		Giant Food Stores	76,000	3.1	8.1%	-	8.6%		Ground-up joint venture development of new supermarket, in-line retail and outparcel(s).

Heritage Crossing	Limerick, PA	60%	15.0	10.3	4.7	1st half ‘09	2nd half ‘09	14.2	54,000	47%		30%		Walgreens	14,820	1.4	9.1%		9.6%		Ground-up joint venture development.
														Kinderworks	10,800

Upland Square	Pottstown, PA	60%	98.1	56.5	41.6	2nd half ‘09	1st half ‘11	112.9	653,000	61%		21%		Target	135,000	8.7	8.5%	-	9.0%		Ground-up joint venture development of “big box” center.
														Giant Food Stores	76,000
														LA Fitness	45,000						Target store owned by Target.
														Best Buy	30,000
														Bed Bath & Beyond	25,000
														TJ Maxx	25,000
														Staples	18,000
														PetCo	14,000

Total Ground-Up Development Properties			209.3	124.7	84.6			199.6	1,075,000	63	% (c)	19	% (c)		633,720	17.6	8.2%	(c)	8.7%	(c)

Total Redevelopment & Ground-Up			$310.8	$198.9	$111.9			301.7	1,876,000	65	% (c)	19	% (c)		982,970	$25.7

(a)	The above chart does not include certain development properties previously listed on the Company’s website/PowerPoint, including, without limitation, the Shore Mall property (Egg Harbor Township, NJ), Faxon Lumber Site (Williamsport, PA) and Trindle Plaza (Carlisle, PA). While development of these properties is being actively pursued, the plans for these properties are not yet sufficiently determined for status reporting purposes.

(b)	Estimated Yield is the estimated initial NOI on a cash basis at full occupancy divided by the estimated total project cost. Estimated cash NOI, constituting a forward-looking measure, does not include certain GAAP (non-cash) revenue measures, such as straight-line rents and amortization of intangible lease liabilities, the amounts of which are not determinable in the absence of executed leases with tenants in-place and paying rent. Management believes such measures would be generally immaterial.

(c)	Weighted average.

CEDAR SHOPPING CENTERS, INC.
Debt Summary
As of December 31, 2008

			Debt Balances
			Financial statement carrying values			Stated contract amounts
	Percent	Maturity	Int.	Dec 31	Dec 31	Int.	Dec 31	Dec 31
Property	Owned	Date	rate	2008	2007	rate	2008	2007

Fixed-rate mortgages:
Academy Plaza	100.0%	Mar 2013	7.3%	$9,576,000	$9,770,000	7.3%	$9,576,000	$9,770,000
Aston Center	20.0%	Nov 2015	5.5%	13,033,000	13,252,000	5.9%	12,742,000	12,915,000
Ayr Town Center	20.0%	Jun 2015	5.5%	7,350,000	7,467,000	5.6%	7,294,000	7,402,000
Camp Hill Shopping Center	100.0%	Jan 2017	5.5%	65,000,000	65,000,000	5.5%	65,000,000	65,000,000
Carbondale (a)	100.0%	Oct 2016	6.1%	—	5,328,000	6.1%	—	5,328,000
Carll’s Corner	100.0%	Nov 2012	5.6%	6,023,000	6,132,000	5.6%	6,023,000	6,132,000
Carman’s Plaza	100.0%	Oct 2016	6.3%	33,322,000	33,299,000	6.2%	33,500,000	33,500,000
Carrollton Discount Drug Mart Plaza	100.0%	Dec 2016	5.6%	2,378,000	2,410,000	5.6%	2,378,000	2,410,000
Centerville Discount Drug Mart	100.0%	May 2015	5.2%	2,844,000	2,890,000	5.2%	2,844,000	2,890,000
Clyde Discount Drug Mart	100.0%	May 2015	5.2%	1,973,000	2,005,000	5.2%	1,973,000	2,005,000
Coliseum Marketplace	100.0%	Jul 2014	5.2%	12,478,000	12,718,000	6.1%	11,955,000	12,095,000
Crossroads II	60.0%	Jan 2009	7.1%	4,316,000	—	7.1%	4,316,000	—
Crossroads II	60.0%	Jan 2010	8.5%	1,000,000	—	8.5%	1,000,000	—
Crossroads II	60.0%	Jan 2010	5.0%	425,000	—	5.0%	425,000	—
CVS at Bradford	100.0%	Mar 2017	5.2%	862,000	944,000	7.1%	803,000	872,000
CVS at Celina	100.0%	Jan 2020	5.2%	1,528,000	1,616,000	7.5%	1,370,000	1,433,000
CVS at Erie	100.0%	Nov 2018	5.2%	1,211,000	1,304,000	7.1%	1,117,000	1,191,000
CVS at Portage Trail	100.0%	Aug 2017	5.0%	932,000	1,018,000	7.8%	842,000	908,000
Dover Discount Drug Mart	100.0%	May 2015	5.2%	2,158,000	2,193,000	5.2%	2,158,000	2,193,000
East Chestnut	100.0%	Apr 2018	5.2%	2,089,000	2,186,000	7.4%	1,846,000	1,910,000
Elmhurst Square Shopping Center	100.0%	Dec 2014	5.4%	4,115,000	4,181,000	5.4%	4,115,000	4,181,000
Fairfield Plaza	100.0%	Jul 2015	5.0%	5,197,000	5,283,000	5.0%	5,197,000	5,283,000
Fairview Plaza (b)	100.0%	Feb 2013	5.7%	5,583,000	5,680,000	5.7%	5,583,000	5,680,000
Fieldstone Marketplace	20.0%	Jul 2014	5.4%	18,998,000	19,333,000	6.0%	18,461,000	18,693,000
Franklin Village Plaza	100.0%	Nov 2011	4.8%	43,500,000	43,500,000	4.8%	43,500,000	43,500,000
Gabriel Brothers Plaza	100.0%	Dec 2016	5.6%	3,119,000	3,160,000	5.6%	3,119,000	3,160,000
Gahanna Discount Drug Mart	100.0%	Nov 2016	5.8%	5,068,000	5,133,000	5.8%	5,068,000	5,133,000
General Booth Plaza	100.0%	Aug 2013	5.2%	5,539,000	5,663,000	6.1%	5,342,000	5,421,000
Gold Star Plaza	100.0%	May 2019	6.0%	2,605,000	2,783,000	7.3%	2,464,000	2,617,000
Golden Triangle (c)	100.0%	Apr 2008	6.0%	—	8,878,000	7.4%	—	8,841,000
Golden Triangle (c)	100.0%	Feb 2018	6.0%	21,279,000	—	6.0%	21,279,000	—
Groton Shopping Center	100.0%	Oct 2015	6.2%	11,711,000	11,665,000	5.3%	12,174,000	12,200,000
Halifax Plaza (b)	100.0%	Feb 2010	6.8%	3,740,000	3,830,000	6.8%	3,740,000	3,830,000
Hamburg Commons	100.0%	Oct 2016	6.1%	5,254,000	5,324,000	6.1%	5,254,000	5,324,000
Hudson Discount Drug Mart Plaza	100.0%	Dec 2016	5.7%	2,511,000	2,544,000	5.7%	2,511,000	2,544,000
Jordan Lane	100.0%	Dec 2015	5.5%	13,288,000	13,483,000	5.5%	13,288,000	13,483,000
Kempsville Crossing	100.0%	Aug 2013	5.2%	6,276,000	6,422,000	6.1%	6,052,000	6,148,000
King’s Plaza	100.0%	Jul 2014	6.0%	7,935,000	8,051,000	6.0%	7,935,000	8,051,000
LA Fitness Facility (c)	100.0%	Jan 2013	5.4%	5,907,000	—	5.4%	5,907,000	—
Liberty Marketplace	100.0%	Jul 2014	5.2%	9,624,000	9,865,000	6.1%	9,227,000	9,391,000
Lodi Discount Drug Mart	100.0%	May 2015	5.2%	2,404,000	2,443,000	5.2%	2,404,000	2,443,000
Long Reach Village	100.0%	Mar 2014	5.7%	4,772,000	4,848,000	5.7%	4,772,000	4,848,000
Loyal Plaza (b)	100.0%	Jun 2011	7.2%	12,827,000	13,021,000	7.2%	12,827,000	13,021,000
McCormick Place	100.0%	Aug 2017	6.1%	2,653,000	2,683,000	6.1%	2,653,000	2,683,000
Meadows Marketplace	20.0%	Nov 2016	5.6%	10,485,000	10,627,000	5.6%	10,485,000	10,627,000
Mechanicsburg Giant	100.0%	Nov 2014	5.2%	9,943,000	10,205,000	5.5%	9,779,000	10,009,000
Metro Square	100.0%	Nov 2029	7.5%	9,346,000	—	7.5%	9,346,000	—
Newport Plaza (b)	100.0%	Feb 2010	6.8%	4,800,000	4,909,000	6.8%	4,800,000	4,909,000
Oak Ridge Shopping Center	100.0%	May 2015	5.5%	3,508,000	3,554,000	5.5%	3,508,000	3,554,000
Oakland Mills	100.0%	Jan 2016	5.5%	4,996,000	5,069,000	5.5%	4,996,000	5,069,000
Ontario Discount Drug Mart	100.0%	May 2015	5.2%	2,219,000	2,255,000	5.2%	2,219,000	2,255,000
Parkway Plaza	20.0%	May 2017	5.5%	14,300,000	14,300,000	5.5%	14,300,000	14,300,000
Pennsboro Commons	20.0%	Mar 2016	5.5%	11,120,000	11,280,000	5.5%	11,120,000	11,280,000
Pickerington Discount Drug Mart	100.0%	Jul 2015	5.0%	4,224,000	4,294,000	5.0%	4,224,000	4,294,000

CEDAR SHOPPING CENTERS, INC.
Debt Summary (Continued)
As of December 31, 2008

			Debt Balances
			Financial statement carrying values			Stated contract amounts
	Percent	Maturity	Int.	Dec 31	Dec 31	Int.	Dec 31	Dec 31
Property	Owned	Date	rate	2008	2007	rate	2008	2007

Pine Grove Plaza	100.0%	Sep 2015	5.0%	5,900,000	5,997,000	5.0%	5,900,000	5,997,000
Polaris Discount Drug Mart	100.0%	May 2015	5.2%	4,529,000	4,602,000	5.2%	4,529,000	4,602,000
Pondside Plaza	100.0%	May 2015	5.6%	1,176,000	1,193,000	5.6%	1,176,000	1,193,000
Port Richmond Village (d)	100.0%	Apr 2008	7.2%	—	10,584,000	7.2%	—	10,584,000
Port Richmond Village (d)	100.0%	Aug 2013	6.5%	14,922,000	—	6.5%	14,922,000	—
Powell Discount Drug Mart	100.0%	May 2015	5.2%	4,339,000	4,409,000	5.2%	4,339,000	4,409,000
Rite Aid at Massillon	100.0%	Jan 2020	5.0%	1,533,000	1,624,000	7.7%	1,352,000	1,414,000
Scott Town Center	20.0%	Aug 2015	5.5%	8,791,000	8,903,000	4.9%	9,024,000	9,174,000
Shaw’s Plaza	100.0%	Mar 2014	6.0%	13,980,000	13,937,000	5.6%	14,200,000	14,200,000
Shelby Discount Drug Mart Plaza	100.0%	May 2015	5.2%	2,219,000	2,255,000	5.2%	2,219,000	2,255,000
Shore Mall (e)	100.0%	Aug 2008	5.8%	—	30,083,000	7.0%	—	29,835,000
Shore Mall	100.0%	Jan 2009	5.7%	1,543,000	1,987,000	0.0%	1,543,000	2,093,000
Smithfield Plaza	100.0%	Aug 2013	5.2%	3,543,000	3,617,000	6.1%	3,417,000	3,461,000
Smithfield Plaza	100.0%	May 2016	6.6%	6,961,000	—	6.2%	7,100,000	—
Spring Meadow Shoppping Center	20.0%	Nov 2014	5.5%	12,944,000	13,176,000	5.9%	12,693,000	12,881,000
Staples at Oswego	100.0%	May 2015	5.3%	2,283,000	2,320,000	5.3%	2,283,000	2,320,000
Stonehedge Square	20.0%	Jul 2017	6.2%	8,700,000	8,700,000	6.2%	8,700,000	8,700,000
Stop & Shop Plaza	100.0%	Apr 2017	6.2%	7,000,000	—	6.2%	7,000,000	—
Suffolk Plaza	100.0%	Aug 2013	5.2%	4,742,000	4,862,000	6.1%	4,574,000	4,655,000
The Point	100.0%	Sep 2012	7.6%	17,753,000	18,175,000	7.6%	17,753,000	18,175,000
Timpany Plaza	100.0%	Jan 2014	5.6%	8,555,000	8,725,000	6.1%	8,346,000	8,472,000
Townfair Center (f)	100.0%	Mar 2008	6.0%	—	9,384,000	7.0%	—	9,373,000
Trexler Mall	100.0%	May 2014	5.4%	21,939,000	22,328,000	5.5%	21,775,000	22,132,000
Virginia Little Creek	100.0%	Aug 2013	5.2%	5,025,000	5,141,000	6.1%	4,846,000	4,921,000
Virginia Little Creek	100.0%	Sep 2021	5.2%	471,000	497,000	8.0%	405,000	422,000
Wal-Mart Center	100.0%	Nov 2015	5.1%	5,896,000	5,991,000	5.1%	5,896,000	5,991,000
Washington Center Shoppes	100.0%	Dec 2012	5.9%	8,691,000	8,800,000	5.9%	8,691,000	8,800,000
West Bridgewater	100.0%	Sep 2016	6.5%	10,901,000	10,888,000	6.2%	11,000,000	11,000,000
Westlake Discount Drug Mart Plaza	100.0%	Dec 2016	5.6%	3,261,000	3,304,000	5.6%	3,261,000	3,304,000
Yorktowne Plaza	100.0%	Jul 2014	6.1%	20,740,000	21,040,000	6.0%	20,770,000	21,076,000

Total fixed-rate mortgages		6.3 years	5.8%	655,681,000	656,320,000	5.8%	$652,525,000	$652,165,000

		[weighted average]				[weighted average]

Variable-rate mortgages:
Crossroads II	60.0%	Jan 2009	2.5%	371,000	—
Crossroads II	60.0%	Jan 2009	2.5%	2,750,000	—
Shore Mall (e)	100.0%	Sep 2011	5.9%	21,000,000	—
Upland Square	60.0%	Sep 2011	3.5%	29,181,000	—
LA Fitness Facility (c)	100.0%			—	4,754,000

Total variable-rate mortgages		2.5 years	4.4%	53,302,000	4,754,000

		[weighted average]

Total mortgages		6.0 years	5.7%	708,983,000	661,074,000

		[weighted average]

Secured revolving credit facilties:
Stabilized property facility (g)	100.0%	Jan 2010	2.7%	250,190,000	190,440,000
Development property facility (g)	100.0%	Jun 2011	3.4%	54,300,000	—

		1.3 years	2.8%	304,490,000	190,440,000

		[weighted average]

Total debt		4.6 years	4.8%	$1,013,473,000	$851,514,000

		[weighted average]
Pro rata share of total debt				$913,681,000	$746,024,000

CEDAR SHOPPING CENTERS, INC.
Debt Summary (Continued)
As of December 31, 2008

Maturity			Secured
schedule	Scheduled	Balloon	revolving
by year	amortization	payments	credit facilities(g)	Total

2009	$8,538,000	$8,979,000		$17,517,000
2010	9,009,000	9,749,000	$250,190,000	268,948,000
2011	9,386,000	105,967,000	54,300,000	169,653,000
2012	10,415,000	29,638,000		40,053,000
2013	9,689,000	54,945,000		64,634,000
2014	7,974,000	130,489,000		138,463,000
2015	5,792,000	92,331,000		98,123,000
2016	4,135,000	91,639,000		95,774,000
2017	2,060,000	90,612,000		92,672,000
2018	1,282,000	18,972,000		20,254,000

Thereafter	6,894,000	488,000		7,382,000

	$75,174,000	$633,809,000	$304,490,000	$1,013,473,000

(a)	Repaid in September 2008.

(b)	On March 18, 2008, the Company acquired the remaining minority interests in Fairview Plaza, Halifax Plaza, Loyal Plaza and Newport Plaza, all previously owned in joint venture.

(c)	Refinanced in January 2008.

(d)	Repaid in April 2008; refinanced in July 2008.

(e)	Refinanced in August 2008.

(f)	Repaid in March 2008.

(g)	The Company has the option to extend the development property credit facility, which is due in June 2011, for one year beyond that date.

CEDAR SHOPPING CENTERS, INC.
Consolidated Joint Venture Properties
Balance Sheet Information

		As of December 31, 2008
			Mortgage	Other assets/
	Partners’	Real estate,	loans	liabilities,	Equity (a)
Joint venture	percent	net	payable	net	Partners	Cedar (b)	Total

Homburg	80%	$155,286,146	$(105,720,241)	$4,150,863	$53,008,099	$708,669	$53,716,768
WP Realty (c )	25%	19,786,741	—	(1,072,232)	4,170,986	14,543,523	18,714,509
Fameco I (d)	40%	61,314,775	(29,180,877)	(3,139,893)	1,048,000	27,946,005	28,994,005
Fameco II (e)	40%	21,749,339	(8,862,327)	(8,447,706)	—	4,439,306	4,439,306
Hirshland (f)	40%	10,511,099	—	(554,302)	(77,453)	10,034,250	9,956,797

		$268,648,100	$(143,763,445)	$(9,063,270)	$58,149,632	$57,671,753	$115,821,385

		As of September 30, 2008
			Mortgage	Other assets/
	Partners’	Real estate,	loans	liabilities,	Equity (a)
Joint venture	percent	net	payable	net	Partners	Cedar (b)	Total

Homburg	80%	$156,145,335	$(106,062,518)	$6,419,345	$53,301,842	$3,200,320	$56,502,162
WP Realty (c )	25%	19,892,499	—	(1,056,987)	4,205,948	14,629,564	18,835,512
Fameco I (d)	40%	44,153,571	(17,303,031)	1,682,203	1,048,000	27,484,743	28,532,743
Fameco II (e)	40%	21,021,646	(8,800,418)	(2,462,034)	244,499	9,514,695	9,759,194
Hirshland (f)	40%	1,085	—	200,000	(8,556)	209,641	201,085

		$241,214,136	$(132,165,967)	$4,782,527	$58,791,733	$55,038,963	$113,830,696

		As of June 30, 2008
			Mortgage	Other assets/
	Partners’	Real estate,	loans	liabilities,	Equity (a)
Joint venture	percent	net	payable	net	Partners	Cedar (b)	Total

Homburg	80%	$157,223,806	$(106,387,913)	$4,990,722	$52,946,428	$2,880,187	$55,826,615
WP Realty (c )	25%	19,967,887	—	(1,474,302)	4,149,674	14,343,911	18,493,585
Fameco I (d)	40%	35,345,662	(13,908,207)	22,101	1,048,000	20,411,556	21,459,556
Fameco II (e)	40%	20,313,003	(8,718,400)	(1,744,352)	543,389	9,306,862	9,850,251

		$232,850,358	$(129,014,520)	$1,794,169	$58,687,491	$46,942,516	$105,630,007

		As of March 31, 2008
			Mortgage	Other assets/
	Partners’	Real estate,	loans	liabilities,	Equity (a)
Joint venture	percent	net	payable	net	Partners	Cedar (b)	Total

Homburg	80%	$158,265,086	$(106,708,897)	$3,789,663	$52,543,040	$2,802,812	$55,345,852
WP Realty (c )	25%	19,939,889	—	(1,741,210)	4,078,277	14,120,402	18,198,679
Fameco I (d)	40%	30,990,857	(13,600,458)	2,001	1,048,000	16,344,400	17,392,400

		$209,195,832	$(120,309,355)	$2,050,454	$57,669,317	$33,267,614	$90,936,931

		As of December 31, 2007
			Mortgage	Other assets/
	Partners’	Real estate,	loans	liabilities,	Equity (a)
Joint venture	percent	net	payable	net	Partners	Cedar (b)	Total

Homburg	80%	$159,284,980	$(107,038,752)	$3,456,488	$52,169,276	$3,533,440	$55,702,716
Kimco (g)	70% - 75%	38,229,678	(27,439,112)	1,761,633	9,184,536	3,367,663	12,552,199
Fameco I (d)	40%	5,158,480	—	(91,759)	1,048,000	4,018,721	5,066,721

		$202,673,138	$(134,477,864)	$5,126,362	$62,401,812	$10,919,824	$73,321,636

CEDAR SHOPPING CENTERS, INC.
Consolidated Joint Venture Properties
Income Statement Information

		Three months ended December 31, 2008
		Property-level operations							Share of property net income (a)
	Partners’		Operating	Cedar	Depreciation/	Operating	Non-op		<<< Partners >>>
Joint venture	percent	Revenues	expenses	mgt. Fees	amortization	income	inc/exp (h)	Net income	Regular	Preference	Cedar (b)

Homburg	80%	$4,626,274	$842,424	$275,096	$1,220,614	$2,288,140	$1,521,444	$766,696	$613,357	$—	$153,339
WP Realty (c )	25%	691,989	436,632	—	136,291	119,066	(17,087)	136,153	34,038	—	102,115
Fameco I (d)	40%	—	—	—	—	—	—	—	—	—	—
Fameco II (e)	40%	—	—	—	—	—	224,109	(224,109)	(89,644)	—	(224,109)
Hirshland (f)	40%	—	—	—	—	—	—	—	—	—	—

		$5,318,263	$1,279,056	$275,096	$1,356,905	$2,407,206	$1,728,466	$678,740	$557,751	$—	$31,345
		=

		Three months ended September 30, 2008
		Property-level operations							Share of property net income (a)
	Partners’		Operating	Cedar	Depreciation/	Operating	Non-op		<<< Partners >>>
Joint venture	percent	Revenues	expenses	mgt. Fees	amortization	income	inc/exp (h)	Net income	Regular	Preference	Cedar (b)

Homburg	80%	$3,936,380	$712,011	$112,530	$1,142,039	$1,969,800	$1,525,530	$444,270	$355,416	$—	$88,854
WP Realty (c )	25%	754,175	383,033	—	169,546	201,596	(23,498)	225,094	56,274	—	168,821
Fameco I (d)	40%	—	—	—	—	—	—	—	—	—	—
Fameco II (e)	40%	—	—	—	—	—	—	—	—	—	—
Hirshland (f)	40%	—	—	—	—	—	—	—	—	—	—

		$4,690,555	$1,095,044	$112,530	$1,311,585	$2,171,396	$1,502,032	$669,364	$411,690	$—	$257,675

		Three months ended June 30, 2008
		Property-level operations							Share of property net income (a)
	Partners’		Operating	Cedar	Depreciation/	Operating	Non-op		<<< Partners >>>
Joint venture	percent	Revenues	expenses	mgt. Fees	amortization	income	inc/exp (h)	Net income	Regular	Preference	Cedar (b)

Homburg	80%	$3,904,638	$658,110	$98,176	$1,130,663	$2,017,689	$1,512,825	$504,864	$403,891	$—	$100,973
WP Realty (c )	25%	724,064	380,494	—	124,960	218,610	(92,250)	310,860	77,715	—	233,145
Fameco I (d)	40%	—	—	—	—	—	—	—	—	—	—
Fameco II (e)	40%	—	—	—	—	—	—	—	—	—	—

		$4,628,702	$1,038,604	$98,176	$1,255,623	$2,236,299	$1,420,575	$815,724	$481,606	$—	$334,118

		Three months ended March 31, 2008
		Property-level operations							Share of property net income (a)
	Partners’		Operating	Cedar	Depreciation/	Operating	Non-op		<<< Partners >>>
Joint venture	percent	Revenues	expenses	mgt. Fees	amortization	income	inc/exp (h)	Net income	Regular	Preference	Cedar (b)

Homburg	80%	$4,055,880	$812,059	$109,634	$1,146,300	$1,987,887	$1,516,072	$471,815	$377,452	$—	$94,363
WP Realty (c )	25%	758,175	381,997	—	166,393	209,785	(116,732)	326,517	81,629	—	244,888
Kimco (g)	70% - 75%	1,195,802	260,353	31,272	230,476	673,701	388,956	284,745	242,662	4,488	37,595
Fameco I (d)	40%	—	—	—	—	—	—	—	—	—	—

		$6,009,857	$1,454,409	$140,906	$1,543,169	$2,871,373	$1,788,296	$1,083,077	$701,743	$4,488	$376,846

		Three months ended December 31, 2007
		Property-level operations							Share of property net income (a)
	Partners’		Operating	Cedar	Depreciation/	Operating	Non-op		<<< Partners >>>
Joint venture	percent	Revenues	expenses	mgt. Fees	amortization	income	inc/exp (h)	Net income	Regular	Preference	Cedar (b)

Homburg	80%	$1,136,057	$220,002	$33,813	$319,459	$562,783	$438,125	$124,658	$99,726	$—	$24,932
Kimco (g)	70% - 75%	1,438,120	316,804	49,111	258,435	813,770	479,889	333,881	240,654	46,395	46,832
Fameco I (d)	40%	—	—	—	—	—	—	—	—	—	—

		$2,574,177	$536,806	$82,924	$577,894	$1,376,553	$918,014	$458,539	$340,380	$46,395	$71,764

CEDAR SHOPPING CENTERS, INC.
Consolidated Joint Venture Properties
FFO Allocation

		Three months ended December 31, 2008
	Partners’	Share of FFO (a)
Joint venture	percent	Partners	Cedar (b)	Total

Homburg	80%	$1,589,848	$397,462	$1,987,310
WP Realty (c )	25%	68,111	204,334	272,445
Fameco I (d)	40%	—	—	—
Fameco II (e)	40%	(89,644)	(134,465)	(224,109)
Hirshland (f)	40%	—	—	—

		$1,568,315	$467,331	$2,035,646

		Three months ended September 30, 2008
	Partners’	Share of FFO (a)
Joint venture	percent	Partners	Cedar (b)	Total

Homburg	80%	$1,269,047	$317,262	$1,586,309
WP Realty (c )	25%	98,660	295,980	394,640
Fameco I (d)	40%	—	—	—
Fameco II (e)	40%	—	—	—
Hirshland (f)	40%	—	—	—

		$1,367,707	$613,242	$1,980,949

		Three months ended June 30, 2008
	Partners’	Share of FFO (a)
Joint venture	percent	Partners	Cedar (b)	Total

Homburg	80%	$1,308,422	$327,105	$1,635,527
WP Realty (c )	25%	108,955	326,865	435,820
Fameco I (d)	40%	—	—	—
Fameco II (e)	40%	—	—	—

		$1,417,377	$653,970	$2,071,347

		Three months ended March 31, 2008
	Partners’	Share of FFO (a)
Joint venture	percent	Partners	Cedar (b)	Total

Homburg	80%	$1,294,491	$323,623	$1,618,114
WP Realty (c )	25%	123,228	369,682	492,910
Kimco (g)	70% - 75%	363,138	245,759	608,897
Fameco I (d)	40%	—	—	—

		$1,780,857	$939,064	$2,719,921

		Three months ended December 31, 2007
	Partners’	Share of FFO (a)
Joint venture	percent	Partners	Cedar (b)	Total

Homburg	80%	$355,293	$88,824	$444,117
Kimco (g)	70% - 75%	417,884	174,431	592,315
Fameco I (d)	40%	—	—	—

		$773,177	$263,255	$1,036,432

CEDAR SHOPPING CENTERS, INC.
Consolidated Joint Venture Properties

Notes:

(a)	The Partners’ and Cedar’s respective shares of equity, net income and FFO, as presented, differ from amounts calculated using the stated ownership percentages because of (1) non-proportionate initial investments (per the respective joint venture agreements), and (2) the effect of preference returns to joint venture partners. Equity also includes net receivable/payable balances on open account between joint venture and wholly-owned entities.

(b)	Includes limited partners’ share. Cedar’s equity in the Homburg joint venture includes the excess of the jont venture partner’s contribution over the underlying net book value of the properties owned prior to their contribution to the joint venture in December 2007.

(c)	On January 3, 2008, Cedar entered into a joint venture agreement, retaining a 75% interest, for the redevelopment of the Columbia Mall property and adjacent land parcels.

(d)	Cedar has a 60% interest in a consolidated joint venture formed for the construction and development of an estimated 700,000 sq. ft. shopping center (Upland Square) in Pottsgrove, PA, and is to receive a preferred rate of return on its investment, if earned.

(e)	Cedar has a 60% interest in a consolidated joint venture formed for the construction and development of an estimated 137,000 sq. ft. shopping center (Crossroads II) in Stroudsburg, PA, and is to receive a preferred rate of return on its investment, if earned.

(f)	Cedar has a 60% interest in a consolidated joint venture formed for the acquisition, construction and development of an estimated 54,000 sq. ft. shopping center (Heritage Crossing) in Limerick, PA and is to receive a preferred rate of return on its investment, if earned.

(g)	On March 18, 2008, Cedar acquired Kimco’s minority interests in the joint venture properties (Fairview Plaza, Halifax Plaza, Loyal Plaza and Newport Plaza). The amounts shown are for the periods prior to their becoming wholly-owned properties.

(h)	Non-operating income and expense consists principally of interest expense and amortization of deferred financing costs.